Aetna Mutual Funds
      Aetna Capital Appreciation Funds



                                   [PICTURE]
                        ENGINEERING BETTER INVESTMENTS


Semi-Annual Report

  April 30, 2001


                                                                        Aetna
                                                                           funds

                              President's Letter

Dear Valued Shareholder:                                        April 30, 2001


Thank you for investing in Aetna Series Fund, Inc. We are pleased to send you this report on the funds you have chosen to pursue your investment goals.

As I am sure you are well aware, the past six months have been trying for the U.S. stock market. Unprecedented market volatility has challenged even the most seasoned investor. The bear market, the first in the experience of many investors, affected almost everyone. The lessons to learn from this are the benefits of both diversification and investing for the long-term.

During the period, most major U.S. market indices produced negative returns. Reacting to a nosedive in business investment and fragile consumer confidence, the Federal Reserve (the "Fed") has taken aggressive action over the past several months reducing its overnight interest rate target by 2.0 percentage points in four separate steps. Because most banks tie their prime lending rates directly to the Fed funds rate, the lower interest rates make it less expensive for companies and individuals to borrow, which should in time help to restore both profitability and confidence.

On a positive note, these sharp plunges in the market have not affected household income or consumer spending. New home sales are nearing record highs and the dollar has gained strength against most other currencies. Although economic growth is slower than it was a year ago, the U.S. economy is still expanding. In fact, for the first three months of 2001, U.S. Gross Domestic Product increased at an annual rate of 2.0 percent.

The past six months proved to be an exciting and eventful time for Aeltus Investment Management, Inc., adviser to the funds. Some accomplishments worth mentioning:

     . December 13, 2000, ING GROEP N.V. (ING) completed its acquisition of Aetna Financial Services and its subsidiaries, including AELTUS INVESTMENT MANAGEMENT, INC. ING is a global financial institution that provides a full range of financial services to individual, corporate and institutional clients. This alliance gives Aeltus the ability and opportunity to provide even greater focus and superior service to our customers.

     . Aetna Small Company and International Funds received the STANDARD & POOR'S SELECT FUND designation. In order to achieve this status, a fund must exhibit both a trend of consistently strong performance, as well as demonstrated ability from management to continue to serve as a catalyst for comparable performance.

     . Aetna Index Plus Mid Cap Fund received an overall 5-STAR RATING FROM MORNINGSTAR, INC. Aetna Value Opportunity Fund, Aetna Bond Fund, and Aetna Government Fund also received recognition from Morningstar with overall ratings of 4-stars.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management, Inc. We will continue to provide you with a diverse family of funds and related services to help balance your risk/reward equation under all market conditions.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox

President

Aetna Series Fund, Inc.

Morningstar proprietary ratings on U.S.-domiciled funds reflect historical risk-adjusted performance as of April 30, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year (if applicable) annual returns in excess of 90-day U.S. Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day U.S. T-bill returns. The Overall Morningstar Rating (TM) is a weighted average of the fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The fund was rated exclusively against U.S.-domiciled funds. Ratings are for the A & I share class; other classes may vary. The investment adviser has waived or reimbursed the Fund for some operating expenses, which had a positive impact on performance. Overall and 3-year rankings for the Aetna Index Plus Mid Cap (5 stars) and Aetna Value Opportunity (4 stars) are rated in a universe of 4,363 Domestic Equity Funds. Aetna Bond and Aetna Government funds (4 stars) are rated in a universe of 1,802 Taxable Bond Funds. Aetna Bond Fund and Aetna Government Fund received 4 stars for the 5-year rating among 1,327 Taxable Bond Funds. These funds are subject to market risk; investment return and principal value will vary with market conditions and you may have a gain or loss when you sell your shares. A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling 800-238-6263, option 2. Read the prospectus carefully before investing.

                               TABLE OF CONTENTS

President's Letter.....................................................       i
Capital Appreciation Funds:
Investment Review......................................................       1
Portfolios of Investments:
  Aetna Growth Fund....................................................      16
  Aetna International Fund.............................................      18
  Aetna Small Company Fund.............................................      20
  Aetna Value Opportunity Fund.........................................      23
  Aetna Technology Fund................................................      25
Statements of Assets and Liabilities...................................      26
Statements of Operations...............................................      30
Statements of Changes in Net Assets....................................      32
Notes to Financial Statements..........................................      42
Financial Highlights...................................................      48

                               Aetna Growth Fund
                               Growth of $10,000


                                    [GRAPH]

                        AETNA        RUSSELL
                        GROWTH        1000
                         FUND        GROWTH

          01/01/94       10000        10000
                         10250         9559
                          9900         9461
                         10552        10189
          12/31/94       10559        10266
                         11343        11243
                         12682        12348
                         13883        13469
          12/31/95       14181        14082
                         15048        14838
                         15638        15782
                         16322        16350
          10/31/96       16622        16448
                         18613        18554
                         17845        18589
                         22177        22561
          10/31/97       21434        21462
                         21612        23302
                         25876        26415
                         26171        27057
          10/31/98       24601        26754
                         31137        33228
                         31455        33424
                         33028        33565
          10/31/99       33731        35917
                         37843        39832
                         41113        42641
                         41388        41745
          10/31/00       39352        39270
                         34716        34663
          04/30/01       29155        28892


                   ---------------------------------------------
                         Average Annual Total Returns
                     for the period ended April 30, 2001*
                   ---------------------------------------------
                                      1 Year  5 Years  Inception
                   ---------------------------------------------
                    Class I          -29.09%  13.35%     15.74%
                   ---------------------------------------------
                    Class A:
                          POP (1)    -33.37%  11.54%     14.22%
                          NAV (2)    -29.29%  12.87%     15.15%
                   ---------------------------------------------
                    Class B:
                          w/CDSC (3) -32.90%  11.97%     14.59%
                          NAV        -29.80%  12.22%     14.59%
                   ---------------------------------------------
                    Class C:
                          w/CDSC (4) -30.44%  12.22%     14.59%
                          NAV        -29.82%  12.22%     14.59%
                   ---------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                               Aetna Growth Fund

How did the Fund perform during the period?

The Aetna Growth Fund Class I shares generated a -25.91% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Russell 1000 Growth Index(a), returned -26.43% for the same period.

What economic or financial market conditions impacted the Fund?

Overall, the equity markets were weak during the six-month period ending April 30, 2001. A sharp slowdown in the U.S. economy was reflected in disappointing corporate earnings and declining equity valuations. The Federal Reserve Board addressed the economic slowdown with a series of interest rate cuts beginning in early January. This caused significant volatility as investors weighed near-term earnings weakness against the prospect for improving economic conditions in coming months. The markets began to rebound toward the end of the period, led by early-cyclical sectors including: basic materials, transportation, and consumer cyclicals.
                                                      See Definition of Terms. 1

What investments influenced the Fund's performance over the past six months?

Healthcare was the strongest performing sector in the Fund during the six-month period due to strong security selection and our overweight position in pharmaceuticals and hospitals. Tenet Healthcare, which operates over 100 hospitals, was the best performing stock in the Fund during the period. A strong pricing environment and rising utilization rates at its hospitals led to positive earnings surprises and upward earnings estimate revisions by analysts. In the pharmaceutical sector, Alza Corporation outperformed the market as the announced acquisition of Alza by Johnson & Johnson provided a boost to Alza's stock price.


The Fund saw strong returns from Tyco International Ltd. The resolution of the Justice Department investigation in conjunction with positive earnings estimate revisions and upside earnings surprises led to a significant outperformance relative to the market.

Performance during the period was negatively impacted by security selection in the technology sector. Within the Russell 1000 Growth Index, the technology sector returned -44.00%, by far the worst performing sector. As the economy began to slow, technology spending declined rapidly which caused a drastic reduction in earnings estimates. The lack of visibility with respect to earnings growth rates, combined with high valuation levels, resulted in a significant sell-off in virtually all industries within technology. The Fund also experienced underperformance due to its holdings in PerkinElmer Inc., and in communication equipment stocks such as Brocade and Juniper Networks. Software was also weak, with Oracle Corp. and VERITAS Software underperforming the market.

What is your outlook going forward?

Stock market sentiment remained bearish into 2001, as it had throughout most of the second half of 2000. The technology sector led the new economy slowdown as businesses drastically reduced capital expenditure budgets, far beyond original expectations, and technology companies were left with inventory levels that
assumed a continued robust business environment.   The result of these events
was a dramatic rebasing of earnings expectations, valuation multiples, and ultimately, stock prices.

Concern about risks to overall economic growth led the Federal Reserve to reduce its short-term interest rate target by 150 basis points (1.5 percentage points) during the first quarter. In addition, President Bush has become more emphatic and Congress less partisan in its efforts to legislate a tax cut to stimulate the consumer. Although the economy is technically not in a recession, growth is very sluggish, and these stimulative policies should help guard against a recession. Our Fund strategy assumes that the economy will begin to recover during the latter half of this year. Individual stock selection will continue to focus on companies with positive business fundamentals.

                                   % of Equity   % of Russell    Over/(Under)
Equity Portfolio Sector Breakdown  Investments    1000 Growth      Weighting

Technology                            37.0%          38.1%          (1.1)%
Healthcare                            23.5%          21.1%           2.4 %
Other                                 14.1%          12.4%           1.7 %
Consumer Discretionary                 9.1%          15.1%          (6.0)%
Other Energy                           7.8%           2.2%           5.6 %
Consumer Staples                       3.8%           4.2%          (0.4)%
Financial Services                     2.4%           3.6%          (1.2)%
Producer Durables                      1.8%           2.8%          (1.0)%
Autos and Transportation               0.5%           0.5%            --


2 See Definition of Terms.

                                    % of Net
   Top Five Equity Holdings          Assets

   General Electric Co.               9.9%
   Pfizer Inc.                        7.3%
   Microsoft Corp.                    5.7%
   Intel Corp.                        4.5%
   Tyco International Ltd.            3.6%

The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


                                                      See Definition of Terms. 3

                           Aetna International Fund
                               Growth of $10,000

                                   [GRAPHIC]

                    AETNA           MSCI
                INTERNATIONAL       EAFE
                FUND (CLASS I)      INDEX

      01/01/92       10,000         10,000
                      9,311          8,821
                      9,521          9,016
                      9,171          9,161
      12/31/92        8,921          8,816
                      9,401          9,881
                     10,011         10,883
                     10,821         11,612
      12/31/93       11,620         11,720
                     11,460         12,137
                     11,571         12,766
                     11,829         12,786
      12/31/94       11,627         12,665
                     11,347         12,910
                     11,484         13,015
                     12,384         13,568
      12/31/95       12,437         14,128
                     13,104         14,547
                     13,806         14,788
                     13,856         14,781
      10/31/96       13,927         14,633
                     15,790         14,504
                     16,098         14,884
                     18,503         17,008
      10/31/97       17,552         15,353
                     18,270         16,042
                     21,350         17,748
                     22,215         17,989
      10/31/98       19,347         16,883
                     21,493         18,406
                     22,807         19,488
                     24,084         19,790
      10/31/99       24,785         20,827
                     30,823         22,006
                     32,536         22,252
                     30,604         21,625
      10/31/00       27,054         20,273
                     26,093         20,206
      04/30/01       22,563         18,679

             -------------------------------------------------------
                         Average Annual Total Returns
                      for the period ended April 30, 2001*
             -------------------------------------------------------
              Class I              1 Year    5 Years     Inception
             -------------------------------------------------------
                                   -30.65%   10.64%        9.12%
             -------------------------------------------------------
              Class A:
                    POP (1)       -34.90%      8.80%         7.77%
                    NAV (2)       -30.93%     10.09%         8.46%
             -------------------------------------------------------
              Class B:
                    w/CDSC (3)    -34.25%      9.33%         8.07%
                    NAV           -31.36%      9.61%         8.07%
             -------------------------------------------------------
              Class C:
                    w/CDSC (4)    -31.91%      9.60%         8.07%
                    NAV           -31.33%      9.60%         8.07%
             -------------------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                           Aetna International Fund

How did the Fund perform during the period?

The Aetna International Fund Class I shares generated a -16.60% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Morgan Stanley Capital International-Europe, Australia and Far East (MSCI EAFE) Index(d), returned -7.86% for the same period.

What economic or financial market conditions impacted the Fund?

The period of November 2000 through April 2001 was best characterized by a high degree of volatility in economic releases and market reactions. The U.S. began the period with continued equity market decline and softening manufactur-

4 See Definition of Terms.

ing and consumer confidence. The continued negative effects of high interest rates and oil prices acted as a tax on businesses and consumers alike. Additionally, the uncertainty of the U.S. presidential election and a historically cold winter kept consumers at home and away from the malls.

The equity markets rallied temporarily in January as the Federal Reserve (the "Fed") began to aggressively reduce interest rates, but continued soft economic releases and earnings reports renewed the market's downward momentum. The U.S. market appeared to have bottomed at end-March through early April, as the Fed remained persistent, easing policy again on March 20 and April 18. Over the period, the Fed reduced short-term interest rates 200 basis points to 4.5%. (One basis point is equal to one hundredth of a percent, or 0.01%.) While economic releases did not show a marked improvement, lower interest rates and better earnings reports caused the equity markets to be more optimistic throughout April.

While the U.S. economy exhibited a high degree of volatility, the Japanese economy continued to bump along. Fear of corporate restructurings and lay-offs kept consumer confidence and spending low. Ease of monetary and fiscal policies have done little to clear the large number of non-performing loans from the Japanese banking system. On February 9th and March 19th, the Bank of Japan reversed its modest August tightening, bringing short-term interest rates back to near zero. This time, the Bank of Japan vowed to keep interest rates near zero until disinflation disappears. In return, the Liberal Democratic Party
(LDP) government was to enact structural reforms to finally clear the banking system of its non-performing loans. As usual, the LDP debated, but executed little policy change. On April 24, a new reformist prime minister and cabinet were installed, raising hopes for concrete government action. The Nikkei Index hit a 16 year low in March, but has since recovered as foreign investors reduced their underweight positions on the expectation that financial system reform will occur.

In contrast to the rapid decline in the U.S. economy, European economies declined only marginally over the period. This may have been due to tax cuts enacted in 2000, and a limited export exposure to the slowing U.S. market. The European Central Bank (ECB) did not follow the Fed or the Bank of Japan in easing monetary policy since money supply and inflation measures remained slightly above the ECB's target ranges. While European Union Gross Domestic Product (GDP) growth is expected to decline to the 2.0% to 2.5% level in 2001, from 3.0% last year, the ECB does not appear concerned. Foreign portfolio managers are reducing their overweight position in Europe, shifting funds to countries with more responsive monetary policies, such as the U.S., the U.K. and Japan.

What investments influenced the Fund's performance over the past six months?

For most of the period, the Fund was hurt by an overweight position in Telecommunication stocks such as Nokia and Vodafone. Both have since rebounded in April and have continued to gain market share and margins. In Japan, Fast Retailing, a domestic retailer (similar to the GAP) has outperformed due to its competitive advantage over traditional retailers. Multinational firms not reliant on the generally slow domestic Japanese economy, such as Honda (Automotive) and Sony (Consumer Electronics), have performed well. In Europe, Peugeot Citroen (Automotive) has performed well due to internal restructuring, greater demand for small diesel engine vehicles, and its lack of reliance on exports to the slower U.S. market.

What is your outlook going forward?

The current disparity among GDP growth rates in the major developed economies present significant opportunities for international investing. In the U.S., monetary and fiscal policy stimulus should provide a base for the economy. A stronger U.S. not only provides increased investor confidence internationally, but will also revive the world's largest export market. While still underweight, the Fund is increasing its exposure in Japan (as a potential compromise between the new reformist government and the central bank) which may finally move the economy forward. The Fund's overweight position in Europe is gradually being reduced, as the ECB is slow to ease monetary policy. As the Fed may be completing its easing cycle later in 2001, the ECB may finally be prepared to begin, offering renewed investment opportunities. The Fund is also investing in select stocks in Mexico (Cemex - Cement) and Canada (Canadian Hunter - Natural
Gas), which should benefit
                                                       See Definition of Terms 5
from the anticipated recovery in demand in the U.S., later in 2001.

International investments involve risks not present in U.S. securities, including currency fluctuation, less public information and political and economic uncertainty.

                                % of Equity     % of      Over/(Under)
Country Weightings              Investments   MSCI EAFE     Weighting
Japan                              16.8%        24.0%        (7.2)%
Great Britain                      16.6%        21.4%        (4.8)%
France                             10.2%        11.5%        (1.3)%
Netherlands                         8.2%         5.6%         2.6 %
Spain                               6.3%         3.2%         3.1%
Switzerland                         5.6%         6.6%        (1.0)%
Denmark                             4.3%         1.0%         3.3%
Canada                              4.2%           -          4.2%
Italy                               3.9%         4.7%        (0.8)%
Finland                             3.4%         2.3%         1.1 %
Other                              20.5%        19.7%         0.8 %


                                              % of Net
Top Five Equity Holdings                       Assets
Check Point Software Technologies Ltd.          2.9%
Nokia Oyj, ADR                                  2.7%
NTT DoCoMo, Inc.                                2.4%
Telefonica SA                                   2.3%
Fast Retailing Co. Ltd.                         2.2%


The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.


6   See Definition of Terms.

                           Aetna Small Company Fund
                               Growth of $10,000

                                    [GRAPH]


              AETNA SMALL
                COMPANY            RUSSELL
             FUND (CLASS I)      2000 INDEX

   01/01/94     10000               10000
                10070                9735
                 9650                9356
                10320               10006
   12/31/94     10130                9819
                11162               10271
                12525               11234
                14138               12343
   12/31/95     15010               12611
                16227               13254
                16459               13917
                16448               13965
   10/31/96     16228               13749
                17415               14986
                16710               13971
                20924               16944
   10/31/97     22362               17784
                22554               17694
                25924               19893
                23132               17333
   10/31/98     20691               15674
                23141               17749
                23480               18051
                24882               18618
   10/31/99     24941               18005
                30955               20899
                34508               21375
                33518               21181
   10/31/00     32871               21138
                33216               21669
   04/30/01     31502               20763

                  ----------------------------------------
                        Average Annual Total Returns
                     for the period ended April 30, 2001*
                  ----------------------------------------
                                  1  Year 5 Year Inception
                  ----------------------------------------
                  Class I         -8.71%  13.26%    16.97%
                  ----------------------------------------
                  Class A:
                        POP (1)  -14.20%  11.45%    15.44%
                        NAV (2)   -8.96%  12.78%    16.37%
                  ----------------------------------------
                  Class B:

                        w/CDSC
                          (3)    -13.88%  11.88%    15.81%
                        NAV       -9.59%  12.14%    15.81%
                  ----------------------------------------
                  Class C:

                        w/CDSC
                          (4)    -10.42%  12.13%    15.80%
                        NAV       -9.56%  12.13%    15.80%
                  ----------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                            Aetna Small Company Fund

How did the Fund perform during the period?

The Aetna Small Company Fund Class I shares generated a -4.16% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Russell 2000 Index(e), returned -1.77% for the same period.

What economic or financial market conditions impacted the Fund?

The major economic conditions that impacted the Fund were higher energy prices, a major slow down in the technology/ telecom sectors, and the increasingly cloudy outlook for corporate profits. On the positive side the Federal Reserve reacted to the slowdown and cut interest rates four times by 50 basis points each (0.50 percentage points).
                                                      See Definition of Terms. 7

While increased energy costs had a significant negative effect on a number of industries (utilities, transportation, chemicals etc.), it was the slowdown in technology and telecommunications that seemed to spread throughout most of the economy.

What investments influenced the Fund's performance over the past six months?

The Fund received strong relative performance from the healthcare and consumer discretionary sectors. Taro Pharmaceuticals more than doubled in the period due to an increasingly attractive product pipeline. Serologicals Corporation, a provider of specialty human antibodies, was also up substantially due to positive developments with a major drug firm. Consumer discretionary results were strong due to Citadel Communications, a radio broadcasting company, which received an attractive offer to merge with another firm. Other stocks showing strengths in this area included: Sylvan Learning Systems, Radio One, and Pittston Brink's.

On the negative side, holdings in Materials and Processing and Producer Durables were weak. In Materials and Processing, Olin and Agrium were weak after they guided estimates downward. W.R. Grace declined as concerns mounted over product liabilities. Producer Durables were hurt by holdings in Metawave Communications, C-COR.net, and Veeco Instruments as earnings visibility became cloudy.

What is your outlook going forward?

Looking forward, we are cautiously optimistic regarding the prospects for small cap stocks. While valuations have improved, earnings visibility has deteriorated. Relative to large cap stocks, we believe that small cap stocks offer competitive valuations and superior growth prospects. We continue to believe that our strategy of focusing on stocks exhibiting strong business momentum while selling at reasonable prices will outperform the market over long time periods.

The risks of investing in small company stocks may include low trading volumes, a greater degree of change in earnings and greater short-term volatility.

                                   % of Equity       % of       Over/(Under)
Equity Portfolio Sector Breakdown  Investments   Russell 2000     Weighting

Consumer Discretionary                18.0%         17.3%           0.7 %
Financial Services                    16.3%         22.1%           (5.8)%
Health Care                           15.9%         13.5%             2.4%
Utilities                              9.1%          6.3%           2.8 %
Other Energy                           8.0%          4.5%             3.5%
Materials and Processing               7.9%          9.9%          (2.0)%
Technology                             7.7%          9.6%           (1.9)%
Autos and Transportation               6.0%          3.5%             2.5%
Producer Durables                      4.5%          9.2%          (4.7)%
Consumer Staples                       4.1%          2.9%           1.2 %
Other                                  2.5%          1.2%             1.3%


                                    % of Net
Top Five Equity Holdings             Assets

Lear Corp.                            1.4%
DaVita Inc.                           1.3%
Pittston Brink's Group                1.3%
Independence Community Bank Corp.     1.2%
American Capital Strategies, Ltd.     1.2%


The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

8.   See Definition of Terms.

                         Aetna Value Opportunity Fund
                                    Growth of $10,000


                                   [GRAPH]

               AETNA VALUE
               OPPORTUNITY              S&P 500
             FUND (CLASS I)              INDEX

  02/01/98        10000                  10000
                  11330                  11384
                  10560                  11518
  10/31/98         9989                  11339
                  12110                  13251
                  12653                  13870
                  12462                  13847
  10/31/99        13274                  14249
                  14023                  14621
                  14226                  15273
                  14763                  15088
  10/31/00        15600                  15115
                  15715                  14488
  04/30/01        15313                  13291


                  ---------------------------------------------
                          Average Annual Total Returns
                      for the period ended April 30, 2001*
                  ---------------------------------------------
                                  1 Year        Inception
                  ---------------------------------------------
                  Class I          7.62%        14.06%
                  ---------------------------------------------
                  Class A:
                      POP (1)      1.18%        11.75%
                      NAV (2)      7.36%        13.81%
                  ---------------------------------------------
                  Class B:
                      w/CDSC (3)   1.96%        12.21%
                      NAV          6.54%        12.92%
                  ---------------------------------------------
                  Class C:
                      w/CDSC (4)   5.60%        12.92%
                      NAV          6.52%        12.92%
                  ---------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For the period prior to the inception of Class B and Class C, the performance is calculated by using the performance of Class I since its inception date (02/02/98), adjusted for fees and expenses. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          Aetna Value Opportunity Fund

How did the Fund perform during the period?

The Aetna Value Opportunity Fund Class I shares generated a -1.84% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Standard & Poor's (S&P) 500 Index(b), returned -12.07% for the same period.

What economic or financial market conditions impacted the Fund?

Overall, the equity markets were weak during the six month period ending April 30, 2001. A sharp slowdown in the U.S. economy was reflected in disappointing corporate earnings and declining equity valuations. The Federal Reserve Board

                                                   See Definition of Terms. 9
addressed the economic slowdown with a series of interest rate cuts beginning in early January. This caused significant volatility as investors weighed near-term earnings weakness against the prospect for improving economic conditions in coming months. The markets began to rebound toward the end of the period, led by early-cyclical sectors including: basic materials, transportation, and consumer cyclicals.

What investments influenced the Fund's performance over the past six months?

Our underweight position in technology, combined with strong security selection within the sector, contributed to the fund's strong relative performance. We avoided a number of high-profile companies such as Sun Microsystems and Cisco Systems whose shares fell sharply, reflecting a slowdown in overall technology spending. At the same time, our focus on lower-valued stocks with improving business fundamentals continued to pay dividends. Among our largest technology holdings, shares of First Data Corp and Lexmark International significantly outperformed the market. In our view, the sharp decline in technology stocks has created some interesting buying opportunities and we have added to our position in the sector. However, we remain underweight relative to our benchmark.

On the negative side, our underweight position in the consumer cyclical sector hurt the Fund's relative performance. We increased our weight in the sector and ended up overweight at the end of the period at 8.7% vs. 8.5%. Shares of discount retailers and other consumer stocks significantly outperformed the broader market as investors began to discount the impact of lower interest rates on consumer spending. While we were underweight in the sector, strong stock selection within the sector contributed to the Fund's performance. Our holdings in International Game Technology and Lowe's Companies, for example, strongly outperformed their peer group.

What is your outlook going forward?

We continue to grow more optimistic regarding the outlook for the equity markets over the next six months. Our near-term outlook for corporate earnings growth remains cautious due to a clear deceleration in the U.S. economy. However, we believe the impact of recent interest rate cuts by the Federal Reserve will begin to have their desired effect in the near future. Lower interest rates, combined with the prospect of a reduction in personal income taxes, should provide a meaningful stimulus to the economy and create a much more positive environment for equities moving forward. As always, our focus remains on stocks
with attractive valuations and improving business fundamentals.   Currently, we
are finding good value in the technology and consumer cyclical sectors.

                                   % of Equity    % of     Over/(Under)
Equity Portfolio Sector Breakdown  Investments   S&P 500     Weighting
Financials                            19.6%       17.2%          2.4 %
Capital Goods                         17.5%        9.3%          8.2 %
Technology                            17.5%       19.8%         (2.3)%
Health Care                           11.3%       12.6%         (1.3)%
Consumer Cyclicals                     8.7%        8.5%          0.2 %
Consumer Staples                       8.5%       12.7%         (4.2)%
Communication Services                 5.6%        5.9%         (0.3)%
Energy                                 5.2%        6.7%         (1.5)%
Utilities                              4.0%        4.0%           --
Basic Materials                        2.1%        2.6%         (0.5)%
Other                                   --         0.7%         (0.7)%



10 See Definition of Terms.

                                 % of Net
Top Five Equity Holdings          Assets
Citigroup Inc.                     4.8%
Tyco International Ltd.            4.3%
United Technologies Corp.          3.9%
Philip Morris Co., Inc.            3.3%
General Electric Co.               3.1%


The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.
                                                 See Definition of Terms.  11

                             Aenta Technology Fund
                               Growth of $10,000

                                    [GRAPH]

               AETNA                   GS
            TECHNOLOGY             TECHNOLOGY
          FUND (CLASS I)           COMPOSITE

 03/01/00    10,000                 10,000
             10,730                  9,538
             10,050                  9,084
 10/31/00     8,579                  7,951
              7,119                  6,522
 04/30/01     5,530                  4,832

                          ----------------------------------
                            Average Annual Total Returns
                                for the period ended
                                  April 30, 2001*
                          ----------------------------------
                                        1 Year    Inception
                          ----------------------------------
                          Class I      -48.46%     -39.80%
                          ==================================
                          Class A:
                            POP (1)    -51.54%     -42.96%
                            NAV (2)    -48.60%     -39.99%
                          ----------------------------------
                          Class B:
                            w/CDSC (3) -51.48%     -42.41%
                            NAV        -48.93%     -40.36%
                          ----------------------------------
                          Class C:
                            w/CDSC (4) -49.44%     -40.88%
                            NAV        -48.93%     -40.36%
                          ----------------------------------

*Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             Aetna Technology Fund

How did the fund perform during the period?

The Aetna Technology Fund Class I shares generated a -35.55% total return, net of fund expenses, for the six month period ended April 30, 2001. The benchmark, Goldman Sachs (GS) Technology Composite(f), returned -39.23% for the same period.

What economic or financial market conditions impacted the fund?

The Federal Reserve (Fed) missed an important opportunity to lower rates in mid-December, ignoring very clear signs of a broad economic slowdown. The slowdown was spurred by rising energy costs during the prior year, and a restrictive fiscal policy, which dried up liquidity.

12 See Definition of Terms.

As we have noted before, the Technology sector ignored these variables for a period of time, but the irrational gains in the sector appear to have been excised. In light of the rate cuts since the beginning of 2001, we regard the rate environment as becoming more favorable and would normally expect growth stocks (such as Technology, Financial Services, Health Care and Consumer Cyclicals) to perform well in such an environment. Presently, however, we have noted that there is reluctance amongst institutional investors to buy these sectors.

The valuations have corrected significantly here, more so than in the other sectors of the market - over the long-term, we feel that buying stocks at these prices today holds a margin of safety that we have not had in several years.
 Nonetheless, it is as challenging an investment environment as we have experienced. We are exercising our best judgment by judiciously spending money as it comes into the Fund. Despite our confidence in the prospects for a return to sustainable economic growth, we feel that it is prudent to deploy the Funds capital more slowly than during a rapidly rising market such as that which we experienced during the past several years.

The Fund modestly outperformed its benchmark, Goldman Sachs Technology Composite, primarily due to a small number of stocks from both the software and semiconductor equipment sub-sectors. In the case of the semiconductor equipment stocks, we believe that the forward discounting mechanism of the market has recognized that these stocks were oversold during a period of very low expectations. Top performers included Lam Research, Novellus Systems and Applied Materials. As the most cyclical industrial sub-sector of Technology, they were poised to rally from an excessive low. In the software sub-sector, it was the fundamental performance of the companies that led to good relative results. Microsoft and Advent performed relatively well.

As a tool to reduce the volatility of the Fund, we allowed cash to build up during the period. While we tend to keep the Fund fully invested, the prevailing market conditions were extreme and we felt that it was prudent to hold the cash. Late in the period, we did begin to deploy some of the cash.

What investments influenced the Fund's performance over the past six months?

Our focus upon large-cap Technology stocks has offered us some amount of protection from the extreme volatility of the sector. We have diversified the Fund to near equal weights across a number of sub-sectors, Computers, Electronics, Telecommunications and Software. We have maintained a more significant allocation in semiconductors and semiconductor equipment manufacturers, which was beneficial to the Fund during January.

We have deliberately built up a larger than normal cash position for two reasons: to be opportunistic as a buyer, and to blunt the effects of volatility experienced by the sector. We have increased our exposure to those sub-sectors of Technology that we regard as more cyclical, such as semiconductors and semiconductor equipment suppliers. In addition, we have built a 13% position in computer hardware stocks. Cyclicals tend to recover quickly at the first sign of an economic improvement. Many of these stocks were among the most attractively valued in the market. Meanwhile, we have scaled back our investments in networking and communications sub-sectors. While we regard these sub-sectors as outstanding long-term opportunities, the short-term picture is troubling.

Just as bull markets end, so too do bear markets. Since March 10, 2000 the NASDAQ Composite Index(c) has declined 63.5%. Because the NASDAQ includes so many companies with no earnings, or losses, it doesn't provide the type of insight that is helpful when trying to determine whether or not the equity market has discounted the economic slowdown. Within the last several weeks, we have noted that the earnings yield of the Standard & Poor's 500 (S&P) Index(b) was at a discount to the 10-year yield (on March 22, 2001 the ratio was 0.94, below the level reached in October 1990 and matches the ratio reached in July 1982, both recessionary periods). This reflects a condition of very good values within the S&P. Further, our work suggested that Technology stocks are now among the relative cheapest of the eleven sectors of the S&P.

Companies have been issuing negative earnings pre-announcements, and have been posting the type of results that investors would expect from an economy going through a recession or cyclical downturn. The measures taken by the Fed in 1999 and 2000 to reign in the possibility of inflation are the very same stimuli that have delivered us to this environment. There is a lag between the modest rate intervention in which the Fed typically engages, and the evidence of these maneuvers in the economy. However, the Fed is now aggressively stimulating the economy and will continue to do so in

                                                     See Definition of Terms. 13
order to keep it from falling into recession.

While we will do not believe that the Fed activity will immediately push stocks higher, it is creating a hospitable environment for corporate and consumer borrowings. A year ago, the Fed Chairman said that the stock market rally was causing a wealth effect that was stimulating excess demand. His statement on April 18th, 2001 implied that the Fed now wants equity prices to rise to offset "the possible negative effects of earlier reductions in equity wealth on consumption."

What is your outlook going forward?

The market outlook is not clear, but we believe there is reason for optimism. Just as it was unreasonable for technology to surge during a period of interest rate hikes, it is similarly unreasonable for already cheap technology stocks to slump further during a period of Fed easing. Further, technology companies are confessing to all their issues, slowing earnings the most important. The vagaries of the business cycle are clearly back after a lengthy disappearance; in this environment, it is very important to remember that the market discounts what it believes the future holds and we are operating in an environment with very low expectations.

As the Fed has reduced the downside risk of owning stocks at this point, the consensus expectations for returns from the equity market are at a very low level. Although it feels uncomfortable being a buyer of stocks today, these are prices that we believe will be considered extremely attractive over a reasonably long investment horizon. At the company level, restructurings, layoffs and charges are unquestionably setting the stage for a recovery of profits and profit margins. The market, we believe, discounts this ahead of time, which makes it essential to be an investor for the long-term. We are identifying stocks that we believe possess excellent long-term risk/reward characteristics. Although there is still great uncertainty in the market that requires caution, it is very clear that the Fed has embarked upon a policy that is, in part, designed to instill investor confidence in the equity markets and setting the necessary elements for a recovery in the second half of 2001.

The Fund's investments are concentrated in information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a more diversified portfolio.

Equity Portfolio Technology     % of Equity    % of GS     Over/(Under)
Sub-sector Breakdown            Investments   Technology     Weighting
Computers                          29.6%        14.7%         14.9%
Datacommunications                  2.6%        10.9%         (8.3)%
E-Commerce                           --          0.5%         (0.5)%
Electronics                        32.1%        22.2%          9.9%
Internet Services                   4.6%        10.5%         (5.9)%
Software                           19.4%        24.5%         (5.1)%
Telecommunications                  8.5%        16.2%         (7.7)%
Other                               3.2%         0.5%          2.7 %


                                 % of Net
Top Five Equity Holdings          Assets
Applied Materials, Inc.            5.6%
Dell Computer Corp.                4.9%
Microsoft Corp.                    4.8%
Solectron Corp.                    4.6%
Lam Research Corp.                 4.6%

The opinions expressed reflect those of the portfolio manager only through April 30, 2001. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

14 See Definition of Terms.

--------------------------------------------------------------------------------
Definition of Terms
--------------------------------------------------------------------------------

(1) On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Funds is 5.75%. The POP (public offering price) returns reflect this maximum load.
(2) NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results sh own.
(3) The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows: Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4) The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of Class I shares and deducting the internal fees and expenses applicable to the Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a) The Russell 1000 Growth Index consists of the largest 1,000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(b) The S&P 500 is the Standard & Poor's 500 Index. Performance is calculated on a total return basis and dividends are reinvested, as reported by Frank Russell Company.
(c) NASDAQ Composite Index is an unmanaged index of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.
(d) The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia and Far East) is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Performance is calculated on a total return basis, as reported by Frank Russell Company.
(e) The Russell 2000 Index consists of the smallest 2,000 of the 3,000 largest companies, based on market capitalization.
(f) The Goldman Sachs Technology Composite is a market capitalization-weighted index of 190 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.


The unmanaged indices described above are not available for individual investment.

Capital Appreciation Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Growth
================================================================================


                                           Number of            Market
                                            Shares              Value
                                          -------------     ---------------
COMMON STOCKS (95.5%)
Aerospace/Defense (0.8%)
Boeing Co. .................................   34,800        $  2,150,640
                                                            ---------------
Airlines (0.5%)
Southwest Airlines Co. .....................   76,600           1,394,886
                                                            ---------------
Biotechnology (1.8%)
MedImmune, Inc. + ..........................  126,900           4,968,135
                                                            ---------------
Broadcasting - Tv, Radio & Cable (0.6%)
Clear Channel Communications, Inc. +........   32,600           1,819,080
                                                            ---------------
Cellular/Wireless Telecommunications (0.7%)
Amdocs Ltd. +...............................   31,800           1,873,020
                                                            ---------------
Communications Equipment (3.3%)
CIENA Corp. + ..............................   28,100           1,547,186
Comverse Technology, Inc. +.................   59,900           4,103,150
QUALCOMM Inc. + ............................   62,700           3,596,472
                                                            ---------------
                                                                9,246,808
                                                            ---------------
Computers - Hardware (6.4%)
Dell Computer Corp. + ......................  134,400           3,533,376
International Business Machines Corp. ......   79,200           9,119,088
Juniper Networks, Inc. +....................   35,700           2,107,371
Sun Microsystems, Inc. + ...................  185,500           3,175,760
                                                            ---------------
                                                               17,935,595
                                                            ---------------
Computers - Networking (2.7%)
Cisco Systems, Inc. + ......................  449,700           7,635,906
                                                            ---------------
Computers - Peripherals (1.8%)
EMC Corp. ..................................  125,400           4,965,840
                                                            ---------------
Computers Software/Services (11.5%)
BEA Systems, Inc. +.........................   36,100           1,474,685
Mercury Interactive Corp. + ................   31,400           2,077,110
Microsoft Corp. +...........................  236,500          16,022,875
Oracle Corp. + .............................  499,600           8,073,536
Siebel Systems, Inc. +......................   44,300           2,019,194
Synopsys, Inc. +............................   28,400           1,631,012
VeriSign, Inc. + ...........................   23,800           1,220,464
                                                            ---------------
                                                               32,518,876
                                                            ---------------
Distributors - Food & Health (2.1%)
AmeriSource Health Corp. + .................   30,100           1,625,400
Cardinal Health, Inc. ......................   63,000           4,246,200
                                                            ---------------
                                                                5,871,600
                                                            ---------------
Drugs & Pharmaceuticals (1.0%)
Biovail Corp. + ............................   76,100           2,989,208
                                                            ---------------
Electrical Equipment (9.9%)
General Electric Co. .......................  575,700          27,938,721
                                                            ---------------
Electronics - Instruments (1.0%)
Waters Corp. + .............................   52,100           2,719,620
                                                            ---------------
Electronics - Semiconductors (8.9%)
Altera Corp. + .............................   78,300           1,980,207
Analog Devices, Inc. + .....................   26,900           1,272,639
Intel Corp. ................................  413,200          12,772,012
Micron Technology, Inc. +...................   77,700           3,526,026

Electronics - Semiconductors (continued)
Texas Instruments, Inc. ....................  146,600           5,673,420
                                                            ---------------
                                                               25,224,304
                                                            ---------------
Entertainment (2.0%)
AOL Time Warner Inc. +......................  112,300           5,671,150
                                                            ---------------
Health Care - Drugs/Pharmaceuticals (11.0%)
Eli Lilly & Co. ............................   53,800           4,573,000
Forest Laboratories, Inc. +.................   53,300           3,259,295
Merck & Co., Inc. ..........................    7,500             569,775
Pfizer, Inc. ...............................  473,150          20,487,395
Teva Pharmaceutical Industries Ltd. ........   38,100           2,074,545
                                                            ---------------
                                                               30,964,010
                                                            ---------------
Health Care - Hospital Management (2.8%)
Tenet Healthcare Corp. .....................  133,100           5,941,584
Universal Health Services, Inc. + ..........   20,900           1,875,984
                                                            ---------------
                                                                7,817,568
                                                            ---------------
Health Care - Managed Care (0.7%)
Express Scripts, Inc. +.....................   22,400           1,901,760
                                                            ---------------
Health Care - Medical Products/Supplies (3.0%)
Baxter International, Inc. .................   29,800           2,716,270
St. Jude Medical, Inc. + ...................  102,700           5,879,575
                                                            ---------------
                                                                8,595,845
                                                            ---------------
Insurance - Life/Health (0.6%)
AFLAC, Inc. ................................   52,400           1,666,320
                                                            ---------------
Manufacturing - Diversified (3.6%)
Tyco International Ltd. ....................  189,300          10,102,941
                                                            ---------------
Natural Gas - Distribution - Pipe Line (3.1%)
Dynegy Inc. ................................   47,000           2,718,950
El Paso Energy Corp. .......................   48,000           3,302,400
Enron Corp. ................................   43,400           2,722,048
                                                            ---------------
                                                                8,743,398
                                                            ---------------
Oil & Gas - Drilling & Equipment (2.9%)
Schlumberger, Ltd. .........................   65,800           4,362,540
Transocean Sedco Forex Inc. ................   71,000           3,853,880
                                                            ---------------
                                                                8,216,420
                                                            ---------------
Power Producers - Independent (1.4%)
Calpine Corp. + ............................   69,000           3,932,310
                                                            ---------------
Retail - Building Supplies (2.9%)
Home Depot, Inc. ...........................  175,000           8,242,500
                                                            ---------------
Retail - General Merchandise Chain (3.1%)
Wal-Mart Stores, Inc. ......................  169,600           8,775,104
                                                            ---------------
Retail Stores - Food Chains (1.2%)
Safeway, Inc. + ............................   63,100           3,426,330
                                                            ---------------
Savings & Loan Companies (1.1%)
Washington Mutual Financial Corp. ..........   60,500           3,020,765
                                                            ---------------
Services - Data Processing (0.7%)
Concord EFS, Inc. +.........................   40,700           1,894,585
                                                            ---------------
Tobacco (2.4%)
Philip Morris Co. Inc. .....................  133,900           6,709,729
                                                            ---------------
Total Common Stocks (Cost $270,497,901).....                  268,932,974
                                                            ---------------

16 See Notes to Portfolio of Investments.

================================================================================

                                            Principal            Market
                                             Amount              Value
                                          -------------     ---------------
SHORT-TERM INVESTMENTS (4.3%)
Federal Home Loan Mortgage Corp.,
 4.53%, 05/01/01 .......................  $ 7,167,000           7,167,000
Federal Home Loan Mortgage Corp.,
 4.75%, 06/14/01 .......................    5,000,000           4,970,972
                                                            ---------------

Total Short-term Investments
 (Cost $12,137,972)                                            12,137,972
                                                            ---------------

Total Investments (Cost $282,635,873)(a)                      281,070,946

Other Assets Less Liabilities                                     629,021
                                                            ---------------
Total Net Assets                                             $281,699,967
                                                            ===============



Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $295,717,113. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains.............................           $  8,666,534

Unrealized losses............................            (23,312,701)
                                                        ------------
 Net unrealized loss.........................           $(14,646,167)
                                                        ============


+ Non-income producing security.

Category percentages are based on net assets.

                                           See Notes to Financial Statements. 17

Capital Appreciation Funds
Portfolio Of Investments - April 30, 2001 (Unaudited)
International
--------------------------------------------------------------------------------


                                          Number of           Market
                                           Shares              Value
                                         -------------     -------------
COMMON STOCKS (92.9%)
Brazil (3.0%)
Descartes Systems Group Inc. (The)
 (Computers Software/Services) + .......      71,500           1,396,030
Embraer-Empresa Brasileira de
 Aeronautica SA, ADR
 (Aerospace/Defense) + .................      39,400           1,765,514
Unibanco-Uniao de Bancos Brasileiros SA
 (Financial - Diversified) .............      16,600             399,230
                                                           -------------
Total Brazil............................                       3,560,774
                                                           -------------
Canada (2.9%)
Canadian Hunter Exploration Ltd. (Oil &
 Gas - Exploration/Production) + .......      64,100           1,856,459
Celestica Inc. (Electronics -
 Semiconductors) + .....................      16,100             822,710
Manitoba Telecom Services Inc.
 (Cellular/Wireless Telecommunications).      32,300             827,208
                                                           -------------
Total Canada............................                       3,506,377
                                                           -------------
Denmark (4.2%)
Novo-Nordisk A/S (Health Care -
 Drugs/Pharmaceuticals).................      60,000           2,280,745
Vestas Wind Systems A/S (Electrical
 Equipment).............................      58,100           2,712,341
                                                           -------------
Total Denmark...........................                       4,993,086
                                                           -------------
Finland (3.3%)
Metso Oyj (Machinery & Engineering) ....      56,400             570,016
Nokia Oyj, ADR (Communications
 Equipment).............................      97,200           3,323,268
                                                           -------------
Total Finland...........................                       3,893,284
                                                           -------------
France (10.0%)
Altran Technologies SA
 (Aerospace/Defense)....................      37,700           2,439,874
Aventis SA (Specialty Chemicals) .......      31,300           2,422,489
Business Objects SA (Computer Services
 Software & Systems) + .................      37,250           1,348,450
Coflexip SA (Oil Services) .............       7,896           1,162,033
PSA Peugeot Citroen (Automotive) .......       7,000           1,997,663
Total Fina Elf (Oil) ...................      16,822           2,505,476
                                                           -------------
Total France............................                      11,875,985
                                                           -------------
Ireland (2.1%)
Bank of Ireland (Financial -
 Diversified)...........................     215,320           2,063,542
Iona Technologies Plc, ADR (Data &
 Imaging Services) + ...................       8,700             374,100
                                                           -------------
Total Ireland...........................                       2,437,642
                                                           -------------
Israel (2.9%)
Check Point Software Technologies Ltd...      55,450           3,478,379
 (Computers Software/Services) + ......
                                                           -------------
Italy (3.8%)
Credito Italiano (Banks & Thrifts) .....     373,300           1,760,649
Parmalat Finanziaria SpA (Food &
 Beverage) + ...........................     796,600           1,129,961
Saipem SpA (Oil - International
 Integrated)............................     245,900           1,613,220
                                                           -------------
Total Italy.............................                       4,503,830
                                                           -------------
Japan (16.4%)
Canon, Inc. (Electrical Machinery &
 Instruments)...........................      49,000           1,923,746
Fast Retailing Co. Ltd. (Retail
 Speciality - Apparel) .................      12,700           2,741,806
Honda Motor Co. (Automotive) ...........      61,000           2,454,122


Japan (continued)
KONAMI Corp. (Entertainment) ...........      16,100             772,842
Matsushita Electric Industrial Co.,
 Ltd. (Electrical Machinery &
 Instruments)...........................      70,000           1,167,281
NTT DoCoMo, Inc. (Other
 Telecommunications)....................         141           2,899,098
OMRON Corp. (Electronics - Component
 Dist.).................................      55,000           1,019,549
Pioneer Corp. (Electronic Media) .......      64,000           1,911,685
Promise Co., Ltd. (Consumer Finance) ...      23,800           1,945,845
Sony Corporation (Semiconductors &
 Electronics)...........................      35,800           2,677,719
                                                           -------------
Total Japan.............................                      19,513,693
                                                           -------------
Mexico (1.8%)
Cemex SA de CV, ADR (Forest Products &
 Building Materials) ..................       91,500           2,120,055
                                                           -------------
Netherlands (8.0%)
ABN AMRO Holding NV (Banks & Thrifts) ..      47,600             957,935
Crucell NV (Biotechnology & Medical
Products) + ............................     104,800             622,500
Hagemeyer NV (Semiconductors &
 Electronics)...........................      81,700           1,633,322
Koninklijke (Royal) Philips Electronics
 NV (Electronics - Component Dist.) ....      36,384           1,068,004
Koninklijke Ahold NV (Food & Drug
 Retail)................................      48,157           1,494,276
Qiagen NV (Biotechnology & Medical
 Products) + ...........................      33,700             914,228
Van der Moolen Holding NV (Investment
 Banking/Brokerage).....................      22,000           1,987,468
VNU NV (Publishing) ....................      21,200             880,539
                                                           -------------
Total Netherlands.......................                       9,558,272
                                                           -------------
Norway (2.5%)
Gjensidige NOR Sparebank (Financial -
 Diversified)...........................      54,200           1,492,753
Norske Skogindustrier ASA (Paper &
 Forest Products) ......................      61,750           1,002,798
Tandberg ASA (Telecommunications
 Equipment) +...........................      39,000             479,289
                                                           -------------
Total Norway............................                       2,974,840
                                                           -------------
Singapore (0.5%)
Flextronics International Ltd
 (Electrical Equipment) + .............       20,500             551,245
                                                           -------------
South Korea (1.9%)
Samsung Electronics (Semiconductors &
 Electronics)..........................       63,200           2,200,940
                                                           -------------
Spain (6.2%)
Banco Santander Central Hispano SA
 (Banks & Thrifts) .....................     158,200           1,570,825
Grupo Dragados, SA (Forest Products &
 Building Materials) ...................     107,657           1,329,525
NH Hoteles, SA (Lodging - Hotels) ......     125,100           1,662,502
Telefonica SA (Other
 Telecommunications) + .................     166,154           2,810,557
                                                           -------------
Total Spain.............................                       7,373,409
                                                           -------------
Sweden (2.1%)
HiQ International AB (Services - Data
 Processing)............................       4,050              18,572
Modern Times Group MTG AB (Broadcasting
 - TV, Radio & Cable) + ................      19,650             583,512
Svenska Handelsbank (Banks) ............      95,900           1,428,556


18  See Notes to Portfolio of Investments.

                                          Number of           Market
                                           Shares              Value
                                         -------------     -------------
Sweden (continued)
Telelogic AB (Semiconductors &
 Electronics) + .......................      177,600       $     491,076
                                                           -------------
Total Sweden                                                   2,521,716
                                                           -------------
Switzerland (5.4%)
Actelion Ltd. (Drugs) .................        2,100             259,043
Kuoni Reisen AG (Consumer Services) ...        2,600           1,137,505
Logitech International SA (Computers -
 Peripherals) + .......................        4,464           1,363,760
Nestle SA Registered Shares (Food &
 Beverage).............................        1,000           2,070,496
Tecan AG (Biotechnology & Medical
 Products).............................          925             882,425
UBS AG (Banks - Money Center) .........        4,975             757,068
                                                           -------------
Total Switzerland                                              6,470,297
                                                           -------------
United Kingdom (15.9%)
Cable & Wireless Plc (Other
 Telecommunications)...................      236,345           1,736,464
Celltech Group Plc (Biotechnology &
 Medical Products) +...................       64,400           1,114,937
Cobham Plc (Aerospace/Defense) ........       86,500           1,429,476
Energis Plc (Other Telecommunications)
 +.....................................      255,500           1,330,673
GlaxoSmithKline Plc (Drugs) +..........       33,500           1,794,595
Lloyds TSB Group Plc (Diversified
 Financial Services) ..................      255,814           2,659,126
Lonmin Plc (Gold/Precious Metals
 Mining)...............................       44,100             610,160
Northern Rock Plc (Financial -
 Diversified)..........................      248,400           1,949,428
Oxford GlycoSciences Plc (Biotechnology
 & Medical Products) ..................       80,900           1,166,199
Shire Pharmaceuticals Group Plc (Drugs)
 +.....................................       32,400           1,616,760
Spirent Plc (Telecommunications
 Equipment)............................      114,900             677,323
Vodafone AirTouch Plc
 (Cellular/Wireless Telecommunications)      646,667           1,963,845
WPP Group Plc (Commercial Services) ...       74,900             897,523
                                                           -------------
Total United Kingdom                                          18,946,509
                                                           -------------
Total Common Stocks (COST $109,427,394)                      110,480,333
                                                           -------------
PREFERRED STOCKS (1.8%)
Germany (1.8%)
MLP AG (Investment Management) ........       19,600           2,172,047
                                                           -------------
Total Preferred Stocks (Cost
 $2,145,516)                                                   2,172,047
                                                           -------------
                                          Principal
                                           Amount
                                         -------------
SHORT-TERM INVESTMENTS (2.9%)
Enron Corp., Zero Coupon, 05/01/01 ....  $ 1,740,000           1,740,000
Houston Industries, Zero Coupon,
 05/01/01..............................    1,740,000           1,740,000
                                                           -------------
Total Short-term Investments
 (Cost $3,480,000)                                             3,480,000
                                                           -------------
Total Investments (Cost
 $115,052,910)(A)                                            116,132,380
Other Assets Less Liabilities                                  2,829,850
                                                           -------------
Total Net Assets                                            $118,962,230
                                                           =============

Notes To Portfolio Of Investments

(a) The cost of investments for federal income tax purposes amounts to $117,119,662. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains.............................        $    6,186,172

Unrealized losses............................            (7,173,454)
                                                     --------------
 Net unrealized loss.........................        $     (987,282)
                                                     ==============


+ Non-income producing security.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 19

CAPITAL APPRECIATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 2001 (UNAUDITED)
SMALL COMPANY
================================================================================


                                        Number of             Market
                                          Shares              Value
                                       --------------     ----------------
COMMON STOCKS (80.5%)
Aerospace/defense (0.3%)
AAR Corp. ...........................        72,200        $    810,806
                                                          ----------------
Airlines (1.2%)
America West Holdings Corp. + .......       142,850           1,458,498
Frontier Airlines, Inc. + ...........       115,100           1,729,953
                                                          ----------------
                                                              3,188,451
                                                          ----------------
Auto Parts & Equipment (2.1%)
Gentex Corp. + ......................        62,300           1,682,100
Lear Corp. + ........................       101,900           3,668,400
                                                          ----------------
                                                              5,350,500
                                                          ----------------
Banks & Thrifts (0.8%)
Richmond County Financial Corp. .....        61,300           2,068,262
                                                          ----------------
Banks - Regional (2.1%)
Banknorth Group, Inc. ...............        81,600           1,614,864
Pacific Century Financial Corp. .....        85,200           1,908,480
Trustmark Corp. .....................        84,400           1,763,960
                                                          ----------------
                                                              5,287,304
                                                          ----------------
Biotechnology (3.8%)
ArQule, Inc. + ......................       109,700           1,699,253
Corvas International, Inc. +.........       193,200           1,955,184
IDEXX Laboratories, Inc. +...........       101,900           2,762,509
OSI Pharmaceuticals, Inc. +..........        29,700           1,524,798
Serologicals Corp. +.................       105,300           1,871,181
                                                          ----------------
                                                              9,812,925
                                                          ----------------
Broadcasting - Tv, Radio & Cable (2.7%)
Emmis Communications Corp. - Class A
 +...................................        61,100           1,559,272
Insight Communications Co., Inc. + ..        44,700           1,240,425
Paxson Communications Corp. +........       119,700           1,527,372
Radio One, Inc. .....................       138,100           2,594,899
                                                          ----------------
                                                              6,921,968
                                                          ----------------
Building Materials Group (1.1%)
Lafarge Corp. .......................        81,900           2,764,125
                                                          ----------------
Cable Television Services (1.0%)
Mediacom Communications Corp. + .....       131,600           2,664,900
                                                          ----------------
Cellular/wireless Telecommunications (1.6%)
Dobson Communications Corp. + .......        57,700             832,034
Metawave Communications Corp. +......       192,500             712,250
Western Wireless Corporation +.......        56,400           2,511,492
                                                          ----------------
                                                              4,055,776
                                                          ----------------
Chemicals - Diversified (0.5%)
Olin Corp. ..........................        64,100           1,214,695
                                                          ----------------
Chemicals - Speciality (2.2%)
Agrium Inc. .........................       241,600           2,773,568
Alcide Corp. +.......................        29,700             869,022
Cambrex Corp. .......................        44,800           2,084,096
                                                          ----------------
                                                              5,726,686
                                                          ----------------
Computer Technology (0.1%)
Watchguard Technologies, Inc. + .....        29,700             206,712
                                                          ----------------
Computers Software/services (3.0%)
Activision, Inc. +...................        52,500           1,431,150

Computers Software/services (Continued)
Avant! Corp. + ......................        66,500           1,296,085
Digex, Inc. +........................        47,250             589,680
Intergraph Corp. + ..................        70,800             930,312
Structural Dynamics Research Corp. +         90,800           1,498,200
THQ Inc. +...........................        28,800           1,096,992
Tier Technologies, Inc. + ...........        94,700             777,487
                                                          ----------------
                                                              7,619,906
                                                          ----------------
Construction (1.2%)
Martin Marietta Materials, Inc. .....        15,700             721,729
Texas Industries, Inc. ..............        76,400           2,345,480
                                                          ----------------
                                                              3,067,209
                                                          ----------------
Consumer - Jewelry/novelties (0.8%)
Lancaster Colony Corp. ..............        67,500           2,036,475
                                                          ----------------
Consumer Services (0.6%)
Cheap Tickets, Inc. +................       144,400           1,516,200
                                                          ----------------
Containers/packaging - Paper (0.9%)
Sonoco Products Co. .................       105,300           2,353,455
                                                          ----------------
Cosmetics (0.3%)
Elizabeth Arden Inc. + ..............        47,500             869,250
                                                          ----------------
Distributors - Food & Health (0.6%)
SUPERVALU, Inc. .....................       107,200           1,465,424
                                                          ----------------
Drugs & Pharmaceuticals (0.4%)
Salix Pharmaceuticals, Ltd. +........        61,500           1,097,775
                                                          ----------------
Electric Companies (1.6%)
ALLETE ..............................        36,500             889,505
IDACORP, Inc. .......................        48,200           1,855,700
Montana Power Co. (The) .............       118,500           1,476,510
                                                          ----------------
                                                              4,221,715
                                                          ----------------
Electric Utilities (0.6%)
Orion Power Holdings, Inc. + ........        44,500           1,432,900
                                                          ----------------
Electrical Equipment (1.4%)
Advanced Energy Industries, Inc. +...        43,100           1,496,001
Sensormatic Electronics Corp. + .....        77,700           1,126,650
Three-Five Systems, Inc. + ..........        61,300             977,735
                                                          ----------------
                                                              3,600,386
                                                          ----------------
Electronics - Defense (1.3%)
Aeroflex Inc. +......................       182,100           2,715,111
EDO Corp. ...........................        32,600             580,280
                                                          ----------------
                                                              3,295,391
                                                          ----------------
Electronics - Instruments (1.3%)
Photon Dynamics, Inc. + .............        57,000           1,767,000
Therma-Wave Inc. +...................        87,200           1,476,296
                                                          ----------------
                                                              3,243,296
                                                          ----------------
Electronics - Semiconductors (2.1%)
Cree, Inc. + ........................       119,400           2,570,682
International Rectifier Corp. + .....        20,700           1,148,850
Power Integrations, Inc. + ..........        84,600           1,578,636
                                                          ----------------
                                                              5,298,168
                                                          ----------------
Energy Miscellaneous (1.2%)
Covanta Energy Corp. +...............       120,200           2,223,700

20  See Notes to Portfolio of Investments.

                                        Number of             Market
                                          Shares              Value
                                       --------------     ----------------
Energy Miscellaneous (Continued)
Headwaters Inc. + ...................        74,800        $    751,740
                                                          ----------------
                                                              2,975,440
                                                          ----------------
Financial - Diversified (0.3%)
Mutual Risk Management Ltd. .........       118,200             763,572
                                                          ----------------
Food & Drug Retail (0.8%)
Pathmark Stores, Inc. + .............       103,500           1,966,500
                                                          ----------------
Foods (1.8%)
Dole Food Co., Inc. .................       106,300           1,594,500
Sensient Technologies, Corp. ........        72,100           1,297,800
Suiza Foods Corp. + .................        39,500           1,830,825
                                                          ----------------
                                                              4,723,125
                                                          ----------------
Health Care - Drugs (0.6%)
Alpharma Inc. - Class A .............        73,300           1,658,046
                                                          ----------------
Health Care - Drugs/pharmaceuticals (1.6%)
Guilford Pharmaceuticals Inc. + .....        76,900           1,538,769
SICOR Inc. +.........................        39,200             584,472
Titan Pharmaceuticals, Inc. + .......        56,300           1,984,575
                                                          ----------------
                                                              4,107,816
                                                          ----------------
Health Care - Managed Care (1.1%)
US Oncology, Inc. +..................       302,850           2,710,508
                                                          ----------------
Health Care - Medical Products/supplies (0.9%)
Invacare Corp. ......................        67,700           2,389,810
                                                          ----------------
Health Care - Special Services (2.2%)
Apria Healthcare Group, Inc. + ......        66,600           1,729,602
MAXIMUS, Inc. +......................        41,500           1,469,515
Renal Care Group, Inc. +.............        83,400           2,383,572
                                                          ----------------
                                                              5,582,689
                                                          ----------------
Household Products - Non-durable (0.4%)
Church & Dwight Co., Inc. ...........        45,600           1,093,944
                                                          ----------------
Insurance - Life/health (4.2%)
Annuity and Life Re (Holdings), Ltd.         47,300           1,411,905
MONY Group Inc. .....................        73,300           2,577,228
Nationwide Financial Services, Inc. .        42,800           1,753,088
Protective Life Corp. ...............        98,300           2,941,136
Torchmark Corp. .....................        57,800           2,190,042
                                                          ----------------
                                                             10,873,399
                                                          ----------------
Insurance - Property/casualty (1.0%)
HCC Insurance Holdings, Inc. ........        93,200           2,628,240
                                                          ----------------
Investment Management (1.2%)
American Capital Strategies, Ltd. ...       114,300           3,028,950
                                                          ----------------
Leisure Time - Products (0.7%)
JAKKS Pacific, Inc. + ...............       118,800           1,702,404
                                                          ----------------
Machinery - Diversified (0.4%)
Tecumseh Products Co. - Class A .....        21,100           1,040,230
                                                          ----------------
Manufacturing - Diversified (1.3%)
Pentair, Inc. .......................        42,800           1,316,956
Wms Industries, Inc. + ..............       102,100           2,130,827
                                                          ----------------
                                                              3,447,783
                                                          ----------------
Medical Services (1.3%)
Davita, Inc. + ......................       192,800           3,393,280
                                                          ----------------

Metals Mining (0.5%)
Century Aluminum Co. ................        61,300        $  1,363,925
                                                          ----------------
Natural Gas - Distribution - Pipe Line (1.6%)
Southwest Gas Corp. .................       137,100           2,885,955
Wgl Holdings Inc. ...................        42,100           1,204,060
                                                          ----------------
                                                              4,090,015
                                                          ----------------
Oil & Gas - Drilling & Equipment (2.7%)
Marine Drilling Companies, Inc. +....        84,100           2,520,477
Transocean Sedco Forex Inc. .........        28,400           1,541,552
Unit Corp. + ........................       138,300           2,801,958
                                                          ----------------
                                                              6,863,987
                                                          ----------------
Oil & Gas - Exploration/production (2.0%)
Cabot Oil & Gas Corp. ...............        68,000           1,966,560
Chieftan International, Inc. + ......        42,700           1,319,430
Pioneer Natural Resources Co. + .....        39,300             751,023
Spinnaker Exploration Co. + .........        25,300           1,151,150
                                                          ----------------
                                                              5,188,163
                                                          ----------------
Paper & Forest Products (0.3%)
Louisiana-pacific Corp. .............        59,000             722,750
                                                          ----------------
Reit Diversified (0.7%)
Bedford Property Investors, Inc. ....        89,700           1,710,579
                                                          ----------------
Restaurants (1.8%)
Cbrl Group, Inc. ....................       121,500           2,399,625
Sonic Corp. + .......................        79,300           2,210,091
                                                          ----------------
                                                              4,609,716
                                                          ----------------
Retail - Home Shopping (1.2%)
Polymedica Corp. + ..................        41,700           1,132,572
Valuevision International, Inc. +....       112,900           2,003,975
                                                          ----------------
                                                              3,136,547
                                                          ----------------
Retail - Speciality (1.6%)
Borders Group, Inc. + ...............        13,000             241,800
Casey's General Stores, Inc. ........        96,100           1,158,966
Zale Corp. +.........................        81,200           2,708,832
                                                          ----------------
                                                              4,109,598
                                                          ----------------
Retail Stores - Drug Store (1.1%)
Caremark Rx, Inc. + .................       172,900           2,740,465
                                                          ----------------
Savings & Loan Companies (2.9%)
Independence Community Bank Corp. ...       171,800           3,178,300
Roslyn Bancorp, Inc. ................        82,900           2,114,779
Webster Financial Corp. .............        65,700           2,093,202
                                                          ----------------
                                                              7,386,281
                                                          ----------------
Services - Advertising/marketing (0.6%)
R.h. Donnelley Corp. +...............        57,500           1,638,750
                                                          ----------------
Services - Commercial & Consumer (3.0%)
Pittston Brink's Group ..............       155,200           3,305,760
Sylvan Learning Systems, Inc. + .....       115,600           2,337,432
Universal Compression Holdings, Inc.
 +...................................        59,800           2,152,800
                                                          ----------------
                                                              7,795,992
                                                          ----------------
Shipping (2.0%)
Alexander & Baldwin, Inc. ...........        62,100           1,401,597
Knightsbridge Tankers Ltd. ..........        56,700           1,423,170

                                       See Notes to Portfolio of Investments  21

Capital Appreciation Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Small Company (continued)
================================================================================


                                               Number of            Market
                                                Shares               Value
                                             --------------      -------------
Shipping (continued)
Trico Marine Services, Inc. + ...........         159,500        $  2,309,560
                                                                 ------------
                                                                    5,134,327
                                                                 ------------
Telephone Long Distance (0.3%)
Illuminet Holdings, Inc. + ..............          25,400             761,238
                                                                 ------------
Textiles - Apparel (0.5%)
Tommy Hilfiger Corp. + ..................         111,700           1,347,102
                                                                 ------------
Truckers (0.1%)
Arnold Industries, Inc. .................          17,900             319,336
                                                                 ------------
Trucks & Parts (0.3%)
Cummins Engine Co., Inc. ................          18,000             745,200
                                                                 ------------
Waste Management (0.7%)
TETRA Technologies, Inc. +...............          68,400           1,877,580
                                                                 ------------
Total Common Stocks
 (Cost $191,300,926).....................                         206,817,947
                                                                 ------------
                                                Principal
                                                 Amount
                                             --------------
SHORT-TERM INVESTMENTS (19.9%)
Federal Home Loan Mortgage Corp.,
 4.53%, 05/01/01 ........................... $ 31,188,000          31,188,000
Federal Home Loan Mortgage Corp.,
 4.75%, 06/14/01 ...........................   17,500,000          17,398,403
U.S. Treasury Bill, 3.84%, 10/04/01 @.......    2,500,000           2,458,500
                                                                 ------------
Total Short-Term Investments
 (Cost $51,044,803).........................                       51,044,903
                                                                 ------------
Total Investments
 (Cost $242,345,729)(a).....................                      257,862,850

Other Assets Less Liabilities...............                       (1,055,357)
                                                                 ------------
Total Net Assets............................                     $256,807,493
                                                                 ============


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $245,524,324. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains.............................................    $ 13,250,646
Unrealized losses............................................        (912,120)
                                                                 ------------
  Net unrealized gain........................................    $ 12,338,526
                                                                 ============


Information concerning open futures contracts at April 30, 2001 is shown below:

                                        Notional
                           No. of        Market      Expiration   Unrealized
                          Contracts       Value         Date      Gain/(Loss)
                        ------------- ------------ ------------- -------------

    Long Contracts
----------------------

Russell 2000 Index
Futures................      109      $ 26,552,400     Jun 01    $  1,144,752
                                      ============               ============


+  Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 2001.

Category percentages are based on net assets.

22 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Value Opportunity
================================================================================

                                             Number of         Market
                                              Shares            Value
                                          ------------     ---------------
COMMON STOCKS (97.9%)
Aerospace/Defense (2.5%)
Boeing Co. .............................       2,200       $    135,960
Northrop Grumman Corp. .................       1,900            171,475
                                                           ------------
                                                                307,435
                                                           ------------
Banks - Major Regional (3.6%)
Bank One Corp. .........................       4,400            166,188
PNC Financial Services Group ...........       2,800            182,196
Wells Fargo & Co. ......................       2,100             98,637
                                                           ------------
                                                                447,021
                                                           ------------
Banks - Money Center (1.3%)
J.P. Morgan Chase & Co. ................       3,300            158,334
                                                           ------------
Broadcasting - Tv, Radio & Cable (2.3%)
Clear Channel Communications, Inc. + ...       5,000            279,000
                                                           ------------
Cellular/Wireless Telecommunications (2.9%)
Western Wireless Corporation +..........       8,100            360,693
                                                           ------------
Chemicals (2.0%)
Eastman Chemical Co. ...................       4,700            250,228
                                                           ------------
Computers - Hardware (1.7%)
Hewlett-Packard Co. ....................       7,500            213,225
                                                           ------------
Computers - Networking (1.3%)
Cisco Systems, Inc. + ..................       9,200            156,216
                                                           ------------
Computers - Peripherals (0.7%)
EMC Corp. ..............................       2,300             91,080
                                                           ------------
Computers Software/Services (7.1%)
Microsoft Corp. + ......................       5,550            376,012
Oracle Corp. +..........................      15,200            245,632
Synopsys, Inc. + .......................       4,400            252,692
                                                           ------------
                                                                874,336
                                                           ------------
Electric Companies (1.0%)
Allegheny Energy, Inc. .................       2,400            122,784
                                                           ------------
Electrical Equipment (3.1%)
General Electric Co. ...................       7,900            383,387
                                                           ------------
Electronics - Semiconductors (3.9%)
Intel Corp. ............................       7,900            244,189
Micron Technology, Inc. + ..............       5,200            235,976
                                                           ------------
                                                                480,165
                                                           ------------
Entertainment (1.0%)
AOL Time Warner Inc. + .................       2,550            128,775
                                                           ------------
Financial - Diversified (6.5%)
Citigroup Inc. .........................      12,033            591,422
Freddie Mac ............................       3,200            210,560
                                                           ------------
                                                                801,982
                                                           ------------
Foods (1.7%)
Quaker Oats Co. ........................       2,100            203,700
                                                           ------------
Gaming, Lottery, & Pari-mutuel (1.5%)
International Game Technology +.........       3,200            178,976
                                                           ------------
Health Care - Drugs/Pharmaceuticals (2.4%)
Pfizer, Inc. ...........................       6,775            293,358
                                                           ------------
Health Care - Hospital Management (1.4%)
Tenet Healthcare Corp. .................       3,850            171,864
                                                           ------------


                                                Number Of           Market
                                                 Shares             Value
                                               ------------     ---------------
Health Care - Managed Care (1.7%)
Express Scripts, Inc. +.................          2,500         $   212,250
                                                                -----------
Health Care - Medical Products/Supplies (4.6%)
Baxter International, Inc. .............          2,500            227,875
St. Jude Medical, Inc. +................          6,000            343,500
                                                                ----------
                                                                   571,375
                                                                ----------
Health Care Diversified (0.9%)
Abbott Laboratories ....................          2,450            113,631
                                                                ----------
Insurance - Multi-line (3.9%)
American International Group, Inc. .....          3,000            245,400
Hartford Financial Services Group, Inc..          3,700            229,770
                                                                ----------
                                                                   475,170
                                                                ----------
Insurance - Property/Casualty (1.6%)
Allstate Corp. (The) ...................          4,700            196,225
                                                                ----------
Investment Banking/Brokerage (0.8%)
Merrill Lynch & Co., Inc. ..............          1,600             98,720
                                                                ----------
Machinery - Diversified (1.5%)
Deere & Co. ............................          4,400            180,708
                                                                ----------
Manufacturing - Diversified (4.3%)
Tyco International Ltd. ................         10,000            533,700
                                                                ----------
Manufacturing - Specialized (3.9%)
United Technologies Corp. ..............          6,150            480,192
                                                                ----------
Natural Gas - Distribution - Pipe Line (2.9%)
El Paso Energy Corp. ...................          1,922            132,234
Williams Co., Inc. (The) ...............          5,300            223,501
                                                                ----------
                                                                   355,735
                                                                ----------
Oil & Gas - Drilling & Equipment (3.0%)
Halliburton Co. ........................          5,300            229,013
Schlumberger Ltd. ......................          2,200            145,860
                                                                ----------
                                                                   374,873
                                                                ----------
Oil - Domestic Integrated (2.1%)
Amerada Hess Corp. .....................          2,900            253,750
                                                                ----------
Retail - Building Supplies (1.2%)
Lowe's Co., Inc. .......................          2,300            144,900
                                                                ----------
Retail - Department Stores (1.1%)
May Department Stores Co. ..............          3,500            130,375
                                                                ----------
Retail - General Merchandise Chain (2.4%)
Costco Wholesale Corp. + ...............          8,400            293,412
                                                                ----------
Retail - Speciality (1.0%)
Toys "R" Us, Inc. + ....................          5,100            126,480
                                                                ----------
Retail Speciality - Apparel (1.5%)
Gap, Inc. ..............................          6,800            188,428
                                                                ----------
Savings & Loan Companies (1.5%)
Washington Mutual Financial Corp. ......          3,700            184,741
                                                                ----------
Services - Data Processing (2.4%)
First Data Corp. .......................          4,450            300,108
                                                                ----------
Telephone (2.6%)
SBC Communications, Inc. ...............          3,600            148,500
Verizon Communications .................          3,100            170,717
                                                                ----------
                                                                   319,217
                                                                ----------

                                     See Notes to Portfolio of Investments.  23

Capital Appreciation Funds
Portfolio Of Investments - April 30, 2001 (Unaudited)
Value Opportunity (continued)
================================================================================

                                               Number Of           Market
                                                Shares             Value
                                              ------------     ---------------
Tobacco (3.3%)
Philip Morris Co. Inc. .................         8,200         $   410,904
                                                               -----------
Waste Management (1.8%)
Waste Management, Inc. .................         9,200             224,572
                                                               -----------
Total Common Stocks (Cost $11,349,361)                          12,072,025
                                                               -----------

                                               Principal
                                                Amount
                                             ------------
SHORT-TERM INVESTMENTS (8.4%)
Federal Home Loan Mortgage Corp.,
  4.53%, 05/01/01 ......................     $1,044,000          1,044,000
                                                               -----------
Total Short-Term Investments
  (Cost $1,044,000)                                              1,044,000
                                                               -----------
Total Investments (Cost $12,393,361)(a)                         13,116,025
Other Assets Less Liabilities                                     (782,749)
                                                               -----------
Total Net Assets                                               $12,333,276
                                                               ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $12,419,034. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains.............................            $1,103,071
Unrealized losses............................              (406,080)
                                                         ----------
 Net unrealized gain.........................            $  696,991
                                                         ==========

+ Non-income producing security.

Category percentages are based on net assets.


24 See Notes to Financial Statements.

Capital Appreciation Funds
Portfolio of Investments - April 30, 2001 (Unaudited)
Technology
================================================================================

                                            Number of         Market
                                             Shares           Value
                                           -----------     -----------
COMMON STOCKS (89.4%)
Communications Equipment (2.8%)
Comverse Technology, Inc. +...............       3,500     $   239,750
Nortel Networks Corp. ....................       6,200          94,860
                                                           -----------
                                                               334,610
                                                           -----------
Computers - Hardware (16.1%)
Compaq Computer Corp. ....................      28,950         506,625
Dell Computer Corp. +.....................      22,200         583,638
Gateway, Inc. +...........................      19,500         370,500
Juniper Networks, Inc. +..................       4,750         280,392
National Instruments Corp. +..............       4,850         169,750
                                                           -----------
                                                             1,910,905
                                                           -----------
Computers Software/Services (15.9%)
Advent Software, Inc. +...................       5,800         324,684
Cadence Design Systems, Inc. +............      11,900         246,330
Check Point Software Technologies Ltd. +..       3,900         244,647
Intuit Inc. +.............................       5,400         173,016
Microsoft Corp. +.........................       8,500         575,875
VERITAS Software Corp. +..................       5,500         327,855
                                                           -----------
                                                             1,892,407
                                                           -----------
Electrical Equipment (18.1%)
Flextronics International Ltd. +..........      19,400         521,666
KEMET Corp. +.............................      17,500         359,100
Sanmina Corp. +...........................      15,600         454,740
Solectron Corp. +.........................      21,700         552,265
Vishay Intertechnology, Inc. +............      10,550         263,222
                                                           -----------
                                                             2,150,993
                                                           -----------
Electronics - Semiconductors (10.6%)
Applied Micro Circuits Corp. +............      10,200         265,404
JDS Uniphase Corp. +......................      11,100         237,318
LSI Logic Corp. +.........................      24,450         500,492
STMicroelectronics NV.....................       6,400         258,880
                                                           -----------
                                                             1,262,094
                                                           -----------
Entertainment (2.2%)
AOL Time Warner Inc. +....................       5,200         262,600
                                                           -----------
Equipment - Semiconductors (14.3%)
Applied Materials, Inc. +.................      12,150         663,390
Lam Research Corp. +......................      18,600         550,560
Novellus Systems, Inc. +..................       8,750         482,562
                                                           -----------
                                                             1,696,512
                                                           -----------
Retail - Computers & Electronics (2.8%)
CDW Computer Centers, Inc. +..............       8,350         337,507
                                                           -----------
Services - Computer Systems (1.9%)
Computer Sciences Corp. +.................       6,450         229,814
                                                           -----------
Telephone (2.9%)
Verizon Communications....................       6,300         346,941
                                                           -----------

                                            Number of         Market
                                             Shares           Value
                                           -----------     -----------
Telephone Long Distance (1.8%)
Worldcom, Inc. +..........................      12,050     $   219,913
                                                           -----------
Total Common Stocks (Cost $10,369,970)                      10,644,296
                                                           -----------
Total Investments (Cost $10,369,970)(a)                     10,644,296
Other Assets Less Liabilities                                1,258,488
                                                           -----------
Total Net Assets                                           $11,902,784
                                                           ===========


Notes to Portfolio of Investments

(a) The cost of investments for federal income tax purposes amounts to $10,735,930. Unrealized gains and losses, based on identified tax cost at April 30, 2001, are as follows:

Unrealized gains..............................            $ 213,235

Unrealized losses.............................             (304,869)
                                                          ---------
 Net unrealized loss..........................            $ (91,634)
                                                          =========


+   Non-income producing security.

Category percentages are based on net assets.

                                          See Notes to Financial Statements.  25

Capital Appreciation Funds
Statements of Assets and Liabilities
April 30, 2001 (Unaudited)
================================================================================


Assets:
Investments, at market value...............................................
Cash.......................................................................
Cash denomintated in foreign currencies....................................
Receivable for:
 Dividends and interest....................................................
 Investments sold..........................................................
 Fund shares sold..........................................................
 Recoverable foreign taxes.................................................
 Reimbursement from Investment Adviser.....................................
Prepaid expenses...........................................................
Other assets...............................................................
Gross unrealized gain on forward foreign currency exchange contracts.......
     Total assets .........................................................

Liabilities:
Payable for:
 Investments purchased.....................................................
 Fund shares redeemed......................................................
 Variation margin..........................................................
Other liabilities..........................................................
Gross unrealized loss on forward foreign currency exchange contracts.......
     Total liabilities ....................................................
   NET ASSETS..............................................................

Net assets represented by:
Paid-in capital............................................................
Net unrealized gain (loss) on investments, open futures contracts and foreign currency related transactions.....................................
Undistributed (distributions in excess of) net investment income...........
Accumulated net realized gain (loss) on investments........................
   NET ASSETS..............................................................

Cost of investments........................................................
Cost of cash denominated in foreign currencies.............................

26 See Notes to Financial Statements.

================================================================================

     Growth       International   Small Company  Value Opportunity   Technology
  ------------   ---------------  -------------  -----------------  ------------

  $281,070,946    $116,132,380     $257,862,850     $13,116,025     $10,644,296
           314         175,745            3,399           3,742       1,261,987
            --       6,166,594               --              --              --

        26,028         261,826           90,884           5,440          21,061
     5,885,762       2,770,529        3,044,178          96,177              --
       109,806          72,184          898,678          18,455          11,020
            --          75,259               --              --              --
            --           3,178               --           4,705          16,818
         1,960             736            1,334              55              76
            --          10,591               --              --              --
            --          43,402               --              --              --
  ------------    ------------     ------------     -----------     -----------
   287,094,816     125,712,424      261,901,323      13,244,599      11,955,258
  ------------    ------------     ------------     -----------     -----------


     4,869,634       3,088,950        4,334,156         887,780              --
       308,445       3,423,239          454,197          19,341          21,959
            --              --           43,600              --              --
       216,770         204,701          261,877           4,202          30,515
            --          33,304               --              --              --
  ------------    ------------     ------------     -----------     -----------
     5,394,849       6,750,194        5,093,830         911,323          52,474
  ------------    ------------     ------------     -----------     -----------
  $281,699,967    $118,962,230     $256,807,493      12,333,276     $11,902,784
  ============    ============     ============     ===========     ===========


  $335,714,004    $153,977,311     $263,364,232     $11,217,863     $19,825,359
    (1,564,927)      1,034,972       16,661,873         722,664         274,326
      (538,526)       (282,374)         490,228          (4,014)        (85,624)
   (51,910,584)    (35,767,679)     (23,708,840)        396,763      (8,111,277)
  ------------    ------------     ------------     -----------     -----------
  $281,699,967    $118,962,230     $256,807,493     $12,333,276     $11,902,784
  ============    ============     ============     ===========     ===========

  $282,635,873    $115,052,910     $242,345,729     $12,393,361     $10,369,970
  $         --    $  6,219,963     $         --     $        --     $        --

                                           See Notes to Financial Statements. 27

Capital Appreciation Funds
Statements of Assets and Liabilities (continued)
April 30, 2001 (Unaudited)
================================================================================


Capital Shares, $.001 par value:
Class I:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

Class A:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value and redemption price per share (net assets divided by shares outstanding) ........................................................
 Offering price (net asset value divided by 1 minus maximum sales load)

Class B:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

Class C:
 Outstanding ................................................................
 Net Assets .................................................................
 Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) .............................................

28  See Notes to Financial Statements.

         Growth        International    Small Company   Value Opportunity     Technology
     ---------------  ---------------  ---------------  -----------------  ----------------
        12,401,296        4,045,454       13,526,339            91,464           204,937
      $184,673,529      $38,290,438     $186,417,974       $ 1,112,266        $1,133,616
      $      14.89      $      9.47     $      13.78       $     12.16        $     5.53


         6,160,555        7,817,665        4,707,730           866,898         1,416,839
      $ 89,649,687      $73,597,382     $ 62,860,121       $10,511,601        $7,813,849
      $      14.55      $      9.41     $      13.35       $     12.13        $     5.51
      $      15.44      $      9.98     $      14.16       $     12.87        $     5.85


           287,628          142,019           88,168            24,023           310,307
      $  4,246,053      $ 1,332,267     $  1,206,175       $   290,231        $1,696,533
      $      14.76      $      9.38     $      13.68       $     12.08        $     5.47


           213,961          613,631          464,023            34,870           230,128
      $  3,130,698      $ 5,742,143     $  6,323,223       $   419,178        $1,258,786
      $      14.63      $      9.36     $      13.63       $     12.02        $     5.47

                                          See Notes to Financial Statements.  29

Capital Appreciation Funds
Statements of Operations
Six Month Period Ended April 30, 2001 (Unaudited)
================================================================================




Investment Income:

Dividends .............................................................
Interest ..............................................................

Foreign taxes withheld on dividends ...................................
     Total investment income ..........................................

Investment Expenses:
Investment advisory fees ..............................................
Administrative services fees ..........................................
Distribution plan fees - Class A ......................................
Distribution plan fees - Class B ......................................
Distribution plan fees - Class C ......................................
Shareholder services fees - Class B ...................................
Shareholder services fees - Class C ...................................
Printing and postage fees .............................................
Custody fees ..........................................................
Transfer agent fees ...................................................
Audit fees ............................................................
Directors' fees .......................................................
Registration fees .....................................................
Miscellaneous expenses ................................................
Expenses before reimbursement and waiver from Investment Adviser ......
Expense reimbursement and waiver from Investment Adviser ..............
     Net investment expenses ..........................................
Net investment income (loss) ..........................................

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net realized gain (loss) on investments ..........................
Net change in unrealized gain or loss on:
 Investments ..........................................................
 Futures and forward foreign currency exchange contracts ..............
 Foreign currency related transactions.................................
     Net change in unrealized gain or loss on investments .............
Net realized and change in unrealized gain or loss on investments .....
Net decrease in net assets resulting from operations ..................



30 See Notes to Financial Statements.

================================================================================


            Growth       International   Small Company   Value Opportunity    Technology
            ------       -------------   -------------   -----------------    ----------

         $    631,330    $    644,958    $    954,337       $  60,365        $    10,006
              370,567         116,404       1,424,432          16,300             18,028
         ------------    ------------    ------------       ---------        -----------
            1,001,897         761,362       2,378,769          76,665             28,034
               (1,513)        (91,033)         (1,386)             --               (313)
         ------------    ------------    ------------       ---------        -----------
            1,000,384         670,329       2,377,383          76,665             27,721
         ------------    ------------    ------------       ---------        -----------

            1,067,454         520,248       1,050,267          39,837             59,630
              154,687          61,206         123,563           5,691              5,679
              118,273          92,767          72,133          10,422              7,624
               17,748           5,387           4,420             744              6,893
               12,896          24,992          23,537           1,600              8,355
                5,916           1,790           1,473             248              2,298
                4,299           8,307           7,846             533              2,785
                9,930          12,236          22,576           1,672              1,373
                6,698         106,303          15,150           4,274              2,594
               87,070          60,967          97,822          13,474             31,787
               10,934          12,473          11,233          10,299             10,045
                5,270           1,941           3,354             142                199
               29,016          40,864          18,689          16,672             32,980
                8,719           3,222           6,178             286                150
         ------------    ------------    ------------       ---------        -----------
            1,538,910         952,703       1,458,241         105,894            172,392
                   --              --              --         (29,615)           (59,047)
         ------------    ------------    ------------       ---------        -----------
            1,538,910         952,703       1,458,241          76,279            113,345
         ------------    ------------    ------------       ---------        -----------
             (538,526)       (282,374)        919,142             386            (85,624)
         ------------    ------------    ------------       ---------        -----------



          (46,856,782)    (30,399,829)    (20,418,385)        412,359         (5,746,824)
                   --        (160,638)     (2,763,924)           (641)                --
                   --         146,131         (18,552)             --                 --
         ------------    ------------    ------------       ---------        -----------
          (46,856,782)    (30,414,336)    (23,200,861)        411,718         (5,746,824)
         ------------    ------------    ------------       ---------        -----------

          (51,113,622)      9,467,325       8,681,979        (637,151)           740,284
                   --          10,098       2,763,595              --                 --
                   --           5,220            (392)             --                 --
         ------------    ------------    ------------       ---------        -----------
          (51,113,622)      9,482,643      11,445,182        (637,151)           740,284
         ------------    ------------    ------------       ---------        -----------
          (97,970,404)    (20,931,693)    (11,755,679)       (225,433)        (5,006,540)
         ------------    ------------    ------------       ---------        -----------
         $(98,508,930)   $(21,214,067)   $(10,836,537)      $(225,047)       $(5,092,164)
         ============    ============    ============       =========        ===========



                                          See Notes to Financial Statements.  31

Capital Appreciation Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                           Growth
                                              ---------------------------------
                                                 Six Month
                                               Period  Ended
                                              April 30, 2001       Year Ended
                                                (Unaudited)     October 31, 2000
                                              --------------    ----------------
From Operations:
Net investment loss ......................... $    (538,526)    $     (645,477)
Net realized gain (loss) on investments......   (46,856,782)        39,875,920
Net change in unrealized gain or loss on
 investments.................................   (51,113,622)         4,412,913
                                              -------------      -------------
 Net increase (decrease) in net assets
 resulting from operations...................   (98,508,930)        43,643,356
                                              -------------      -------------
Distributions to Shareholders:
Class I:
  From net realized gains on investments.....   (29,070,049)       (27,940,871)
Class A:
  From net realized gains on investments.....   (13,025,886)        (8,441,635)
Class B:
  From net realized gains on investments.....      (634,696)          (282,837)
Class C:
  From net realized gains on investments.....      (456,093)          (206,145)
                                              -------------      -------------
 Decrease in net assets from distributions
  to shareholders............................   (43,186,724)       (36,871,488)
                                              -------------      -------------
From Fund Share Transactions:
Class I:
  Proceeds from shares sold..................    18,804,376         67,678,774
  Net asset value of shares issued upon
   reinvestment of distributions.............    29,061,689         27,912,381
  Payments for shares redeemed...............   (22,069,505)       (53,520,767)
Class A:
  Proceeds from shares sold..................    19,032,924        193,137,350
  Net asset value of shares issued upon
   reinvestment of distributions.............    12,993,621          8,427,695
  Payments for shares redeemed...............   (22,145,456)      (137,453,196)
Class B:
  Proceeds from shares sold..................       721,660          3,928,054
  Net asset value of shares issued upon
   reinvestment of distributions.............       623,769            271,514
  Payments for shares redeemed...............      (654,502)          (344,354)
Class C:
  Proceeds from shares sold..................       809,717          2,486,376
  Net asset value of shares issued upon
   reinvestment of distributions.............       416,443            203,067
  Payments for shares redeemed...............      (389,855)          (239,774)
                                              -------------      -------------
 Net increase in net assets from fund
  share transactions.........................    37,204,881        112,487,120
                                              -------------      -------------
Net change in net assets.....................  (104,490,773)       119,258,988
Net Assets:
Beginning of period..........................   386,190,740        266,931,752
                                              -------------      -------------
End of period................................ $ 281,699,967      $ 386,190,740
                                              =============      =============
End of period net assets includes
 distributions in excess of net investment
 income...................................... $    (538,526)     $          --
                                              =============      =============

32 See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                           Growth
                                              ---------------------------------
                                                Six Month
                                              Period  Ended
                                              April 30, 2001       Year Ended
                                               (Unaudited)      October 31, 2000
                                              --------------    ----------------
Share Transactions:
Class I:
  Number of shares sold.........................  1,087,666          2,842,749
  Number of shares issued upon reinvestment
   of distributions.............................  1,601,195          1,307,371
  Number of shares redeemed..................... (1,349,637)        (2,236,358)
                                                 ----------        -----------
 Net increase...................................  1,339,224          1,913,762
                                                 ==========        ===========
Class A:
  Number of shares sold.........................  1,171,781          8,407,083
  Number of shares issued upon reinvestment
   of distributions.............................    732,037            402,276
  Number of shares redeemed.....................  1,184,980)        (5,956,284)
                                                 ----------        -----------
 Net increase...................................    718,838          2,853,075
                                                 ==========        ===========
Class B:
  Number of shares sold.........................     40,367            167,418
  Number of shares issued upon reinvestment
   of distributions.............................     34,539             12,758
  Number of shares redeemed.....................    (38,710)           (14,445)
                                                 ----------        -----------
 Net increase...................................     36,196            165,731
                                                 ==========        ===========
Class C:
  Number of shares sold.........................     44,004            106,595
  Number of shares issued upon reinvestment
   of distributions.............................     23,265              9,606
  Number of shares redeemed.....................    (24,323)           (10,153)
                                                 ----------        -----------
 Net increase...................................     42,946            106,048
                                                 ==========        ===========



                                           See Notes to Financial Statements. 33

Capital Appreciation Funds
Statements Of Changes In Net Assets (Continued)
================================================================================

                                                                                       International
                                                                             ---------------------------------
                                                                               Six Month
                                                                             Period Ended
                                                                            April 30, 2001       Year Ended
                                                                              (Unaudited)     October 31, 2000
                                                                              ----------      ----------------
From Operations:
Net investment loss.......................................................  $    (282,374)     $      (640,127)
Net realized gain (loss) on investments...................................    (30,414,336)          16,487,945
Net change in unrealized gain or loss on investments......................      9,482,643          (16,779,655)
                                                                            -------------      ---------------
 Net decrease in net assets resulting from operations.....................    (21,214,067)            (931,837)
                                                                            -------------      ---------------
Distributions to Shareholders:
Class I:
  From net realized gains on investments..................................     (6,690,049)          (4,975,964)
Class A:
  From net realized gains on investments..................................    (12,178,162)          (4,347,608)
Class B:
  From net realized gains on investments..................................       (228,334)             (33,790)
Class C:
  From net realized gains on investments..................................     (1,178,517)            (162,631)
                                                                            -------------      ---------------
  Decrease in net assets from distributions to shareholders...............    (20,275,062)          (9,519,993)
                                                                            -------------      ---------------
From Fund Share Transactions:
Class I:
  Proceeds from shares sold...............................................     71,904,627          126,629,677
  Net asset value of shares issued upon reinvestment of distributions.....      6,636,810            4,928,139
  Payments for shares redeemed............................................    (73,183,886)        (126,989,433)
Class A:
  Proceeds from shares sold...............................................    131,562,818          132,804,691
  Net asset value of shares issued upon reinvestment of distributions.....     11,872,508            4,187,219
  Payments for shares redeemed............................................   (128,265,713)         (80,832,997)
Class B:
  Proceeds from shares sold...............................................        269,272            1,802,974
  Net asset value of shares issued upon reinvestment of distributions.....        223,457               33,222
  Payments for shares redeemed............................................       (269,086)            (167,226)
Class C:
  Proceeds from shares sold...............................................      5,319,198           11,206,376
  Net asset value of shares issued upon reinvestment of distributions.....        650,817              132,896
  Payments for shares redeemed............................................     (5,973,525)          (2,866,770)
                                                                            -------------      ---------------
  Net increase in net assets from fund
   share transactions.....................................................     20,747,297           70,868,768
                                                                            -------------      ---------------
Net change in net assets..................................................    (20,741,832)          60,416,938
Net Assets:
Beginning of period.......................................................    139,704,062           79,287,124
                                                                            -------------      ---------------
End of period.............................................................  $ 118,962,230      $   139,704,062
                                                                            =============      ===============
End of period net assets includes distributions in excess
 of net investment income.................................................  $    (282,374)     $            --
                                                                            =============      ===============


34  See Notes to Financial Statements.

================================================================================



                                                      International
                                            ---------------------------------
                                               Six Month
                                             Period Ended
                                            April 30, 2001       Year Ended
                                              (Unaudited)     October 31, 2000
                                            --------------    ----------------
Share Transactions:
Class I:
 Number of shares sold....................      7,216,356          7,984,698
 Number of shares issued upon reinvestment
  of distributions........................        628,486            335,248
 Number of shares redeemed................     (7,238,033)        (7,972,982)
                                            -------------      -------------
 Net increase.............................        606,809            346,964
                                            =============      =============
Class A:
 Number of shares sold....................     12,772,656          8,553,589
 Number of shares issued upon reinvestment
  of distributions........................      1,102,770            285,427
 Number of shares redeemed................    (12,222,158)       (5,228,852)
                                            -------------      -------------
 Net increase.............................      1,653,268          3,610,164
                                            =============      =============
Class B:
 Number of shares sold....................         25,375            112,825
 Number of shares issued upon reinvestment
  of distributions........................         21,261              2,293
 Number of shares redeemed................       (25,074)           (11,085)
                                            -------------      -------------
 Net increase.............................         21,562            104,033
                                            =============      =============
Class C:
 Number of shares sold....................        506,019            691,503
 Number of shares issued upon reinvestment
  of distributions........................         61,091              9,078
 Number of shares redeemed................      (565,080)          (188,333)
                                            -------------      -------------
 Net increase.............................          2,030            512,248
                                            =============      =============

                                        See Notes to Financial Statements.  35

Capital Appreciation Funds
Statements Of Changes In Net Assets (Continued)
================================================================================

                                                          Small Company
                                                --------------------------------
                                                 Six Month
                                               Period Ended
                                              April 30, 2001      Year Ended
                                                (Unaudited)    October 31, 2000
                                              --------------   ----------------
From Operations:
Net investment income .....................   $    919,142      $    760,719
Net realized gain (loss) on investments....    (23,200,861)       12,045,246
Net change in unrealized gain or loss on
 investments...............................     11,445,182           837,092
                                              ------------      ------------
 Net increase (decrease) in net assets
  resulting from operations.................   (10,836,537)       13,643,057
                                              ------------      ------------
Distributions To Shareholders:
Class I:
 From net investment income................       (957,154)         (163,951)
 From net realized gains on investments....     (9,237,915)       (4,075,489)
Class A:
 From net investment income................       (197,419)          (20,483)
 From net realized gains on investments....     (2,930,760)       (1,391,975)
Class B:
 From net realized gains on investments....        (63,041)          (10,671)
Class C:
 From net realized gains on investments....       (314,651)         (152,152)
                                              ------------      ------------
 Decrease in net assets from distributions
  to shareholders...........................   (13,700,940)       (5,814,721)
                                              ------------      ------------
From Fund Share Transactions:
Class I:
 Proceeds from shares sold.................     41,000,344       167,417,205
 Net asset value of shares issued upon
  reinvestment of distributions............     10,186,181         4,218,800
 Payments for shares redeemed..............    (34,693,409)      (40,994,374)
Class A:
 Proceeds from shares sold.................     17,494,833        83,850,353
 Net asset value of shares issued upon
  reinvestment of distributions............      3,034,912         1,368,208
 Payments for shares redeemed..............    (13,996,643)      (41,715,002)
Class B:
 Proceeds from shares sold.................        289,092         1,391,697
 Net asset value of shares issued upon
  reinvestment of distributions............         62,688            10,671
 Payments for shares redeemed..............       (268,849)         (198,253)
Class C:
 Proceeds from shares sold.................      1,307,872         6,240,254
 Net asset value of shares issued upon
  reinvestment of distributions............        206,516           120,481
 Payments for shares redeemed..............     (1,247,928)       (1,282,382)
                                              ------------      ------------
 Net increase in net assets from fund share
  transactions..............................    23,375,609       180,427,658
                                              ------------      ------------
Net change in net assets...................     (1,161,868)      188,255,994

Net Assets:
Beginning of period........................    257,969,361        69,713,367
                                              ------------      ------------
End of period..............................   $256,807,493      $257,969,361
                                              ============      ============
End of period net assets includes
 undistributed net investment income.......   $    490,228      $    725,659
                                              ============      ============


36 See Notes to Financial Statements.

================================================================================

                                                          Small Company
                                              ----------------------------------
                                                 Six Month
                                               Period Ended
                                              April 30, 2001      Year Ended
                                                (Unaudited)    October 31, 2000
                                              --------------   ----------------

Share Transactions:
Class I:
  Number of shares sold.....................      2,956,073        10,439,932
  Number of shares issued upon reinvestment
   of distributions.........................        765,303           326,786
  Number of shares redeemed.................     (2,535,030)       (2,555,320)
                                               ------------      ------------
 Net increase..............................       1,186,346         8,211,398
                                               ============      ============
Class A:
  Number of shares sold.....................      1,310,076         5,441,567
  Number of shares issued upon reinvestment
   of distributions.........................        234,829           109,107
  Number of shares redeemed.................     (1,004,744)       (2,726,128)
                                               ------------      ------------
 Net increase..............................         540,161         2,824,546
                                               ============      ============
Class B:
  Number of shares sold.....................         20,772            84,286
  Number of shares issued upon reinvestment
   of distributions.........................          4,728               828
  Number of shares redeemed.................        (19,727)          (13,127)
                                               ------------      ------------
 Net increase..............................           5,773            71,987
                                               ============      ============
Class C:
  Number of shares sold.....................         95,812           370,463
  Number of shares issued upon reinvestment
   of distributions.........................         15,633             9,391
  Number of shares redeemed.................        (95,450)          (85,531)
                                               ------------      ------------
 Net increase..............................          15,995           294,323
                                               ============      ============


                                           See Notes to Financial Statements. 37

Capital Appreciation Funds
Statements of Changes in Net Assets (continued)
================================================================================

                                                                                  Value Opportunity
                                                                         ----------------------------------
                                                                            Six Month
                                                                           Period Ended
                                                                          April 30, 2001      Year Ended
                                                                           (Unaudited)     October 31, 2000
                                                                         --------------    ----------------
From Operations:
Net investment income (loss) .....................................       $          386    $          (9,265)
Net realized gain on investments..................................              411,718            1,598,154
Net change in unrealized gain or loss on investments..............             (637,151)             151,176
                                                                         --------------    -----------------
 Net increase (decrease) in net assets resulting from operations..             (225,047)           1,740,065
                                                                         --------------    -----------------
Distributions to Shareholders:
Class I:
  From net investment income......................................               (4,400)             (15,077)
  From net realized gains on investments..........................             (453,497)            (347,202)
Class A:
  From net investment income......................................                   --                 (737)
  From net realized gains on investments..........................           (1,061,809)             (66,814)
Class B:
  From net realized gains on investments..........................              (21,390)             (11,560)
Class C:
  From net realized gains on investments..........................              (62,838)             (19,875)
                                                                         --------------    -----------------
 Decrease in net assets from distributions to shareholders........           (1,603,934)            (461,265)
                                                                         --------------    -----------------
From Fund Share Transactions:
Class I:
  Proceeds from shares sold.......................................               89,071               99,932
  Net asset value of shares issued upon reinvestment of
   distributions..................................................               42,283               12,877
  Payments for shares redeemed....................................           (1,972,653)          (2,309,226)
Class A:
  Proceeds from shares sold.......................................            4,157,832            6,228,731
  Net asset value of shares issued upon reinvestment of
   distributions..................................................            1,034,226               57,263
  Payments for shares redeemed....................................             (625,248)          (1,282,727)
Class B:
  Proceeds from shares sold.......................................              150,940               73,775
  Net asset value of shares issued upon reinvestment of
   distributions..................................................               21,390                4,435
  Payments for shares redeemed....................................               (6,680)            (128,642)
Class C:
  Proceeds from shares sold.......................................               72,648              119,672
  Net asset value of shares issued upon reinvestment of
   distributions..................................................               45,614               12,791
  Payments for shares redeemed....................................              (85,169)             (26,498)
                                                                         --------------    -----------------
 Net increase in net assets from fund share transactions..........            2,924,254            2,862,383
                                                                         --------------    -----------------
Net change in net assets..........................................            1,095,273            4,141,183
Net Assets:
Beginning of period...............................................           11,238,003            7,096,820
                                                                         --------------    -----------------
End of period.....................................................       $   12,333,276    $      11,238,003
                                                                         ==============    =================
End of period net assets includes distributions in excess of net
 investment income................................................       $       (4,014)   $              --
                                                                         ==============    =================

38   See Notes to Financial Statements.

===============================================================================

                                                                                  Value Opportunity
                                                                         ----------------------------------
                                                                            Six Month
                                                                          Period Ended
                                                                          April 30, 2001      Year Ended
                                                                           (Unaudited)     October 31, 2000
                                                                         --------------    ----------------
Share Transactions:
Class I:
  Number of shares sold...........................................                6,898                7,341
  Number of shares issued upon reinvestment of distributions......                3,580                1,005
  Number of shares redeemed.......................................             (163,074)            (176,432)
                                                                         --------------     ----------------
 Net decrease.....................................................             (152,596)            (168,086)
                                                                         ==============     ================
Class A:
  Number of shares sold...........................................              342,516              492,174
  Number of shares issued upon reinvestment of distributions......               87,721                4,474
  Number of shares redeemed.......................................              (51,315)             (94,991)
                                                                         --------------     ----------------
 Net increase.....................................................              378,922              401,657
                                                                         ==============     ================
Class B:
  Number of shares sold...........................................               12,374                5,478
  Number of shares issued upon reinvestment of distributions......                1,816                  347
  Number of shares redeemed.......................................                 (560)              (9,743)
                                                                         --------------     ----------------
 Net increase (decrease)..........................................               13,630               (3,918)
                                                                         ==============     ================
Class C:
  Number of shares sold...........................................                6,185                9,296
  Number of shares issued upon reinvestment of distributions......                3,892                1,003
  Number of shares redeemed.......................................               (7,587)              (1,955)
                                                                         --------------     ----------------
 Net increase.....................................................                2,490                8,344
                                                                         ==============     ================

                                           See Notes to Financial Statements. 39

Capital Appreciation Funds
Statements of Changes in Net Assets (continued)
================================================================================


                                                       Technology
                                            ---------------------------------
                                                                Period From
                                              Six Month        March 1, 2000
                                             Period Ended    (Commencement of
                                            April 30, 2001    Operations) to
                                             (Unaudited)     October 31, 2000
                                            --------------   ----------------

From Operations:
Net investment loss ......................     $   (85,624)       $  (131,380)
Net realized loss on investments..........      (5,746,824)        (2,364,453)
Net change in unrealized gain or loss on
 investments..............................         740,284           (465,958)
                                               -----------        -----------
 Net decrease in net assets resulting from
 operations...............................      (5,092,164)        (2,961,791)
                                               -----------        -----------
From Fund Share Transactions:
Class I:
   Proceeds from shares sold..............         277,516          4,224,743
   Payments for shares redeemed...........        (132,639)        (2,427,168)
Class A:
   Proceeds from shares sold..............       5,160,633         11,180,068
   Payments for shares redeemed...........      (2,501,897)        (2,098,421)
Class B:
   Proceeds from shares sold..............         448,419          3,049,385
   Payments for shares redeemed...........        (196,035)          (239,092)
Class C:
   Proceeds from shares sold..............         233,637          4,937,412
   Payments for shares redeemed...........      (1,068,859)          (890,963)
                                               -----------        -----------
 Net increase in net assets from fund
 share transactions.......................       2,220,775         17,735,964
                                               -----------        -----------
Net change in net assets..................      (2,871,389)        14,774,173
Net Assets:
Beginning of period.......................      14,774,173                 --
                                               -----------        -----------
End of period.............................     $11,902,784        $14,774,173
                                               ===========        ===========
End of period net assets includes
 distributions in excess of net investment
 income...................................     $   (85,624)       $        --
                                               ===========        ===========

40 See Notes to Financial Statements.

================================================================================


                                                         Technology
                                              ---------------------------------
                                                                  Period From
                                                Six Month        March 1, 2000
                                               Period Ended    (Commencement of
                                              April 30, 2001    Operations) to
                                               (Unaudited)     October 31, 2000
                                              --------------   ----------------

Share Transactions:
Class I:
   Number of shares sold..................           43,265             417,942
   Number of shares redeemed..............          (21,211)           (235,059)
                                                -----------         -----------
 Net increase.............................           22,054             182,883
                                                ===========         ===========
Class A:
   Number of shares sold..................          948,255           1,098,617
   Number of shares redeemed..............         (415,564)           (214,469)
                                                -----------         -----------
 Net increase.............................          532,691             884,148
                                                ===========         ===========
Class B:
   Number of shares sold..................           71,054             298,046
   Number of shares redeemed..............          (34,135)            (24,658)
                                                -----------         -----------
 Net increase.............................           36,919             273,388
                                                ===========         ===========
Class C:
   Number of shares sold..................           34,702             482,820
   Number of shares redeemed..............         (192,548)            (94,846)
                                                -----------         -----------
 Net increase (decrease)..................         (157,846)            387,974
                                                ===========         ===========


                                           See Notes to Financial Statements. 41

Capital Appreciation Funds
Notes to Financial Statements
April 30, 2001 (Unaudited)
================================================================================

1. Organization

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers five funds, (each a Fund; collectively, the Funds), Aetna Growth Fund (Growth), Aetna International Fund (International), Aetna Small Company Fund (Small Company), Aetna Value Opportunity Fund (Value Opportunity) and Aetna Technology Fund (Technology).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  Class I: No sales charges or distribution fees.

  Class A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year).

  Class B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  Class C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75%; service fees of 0.25%.

Shares in each Class were first made available to the public on the following dates:

                                          Class I            Class A           Class B        Class C
                                          -------            -------           -------         -----
      Growth                          January 4, 1994     April 15, 1994    March 1, 1999   June 30, 1998
      International                  December 27, 1991    April 15, 1994    March 1, 1999   June 30, 1998
      Small Company                   January 4, 1994     April 15, 1994    March 1, 1999   June 30, 1998
      Value Opportunity              February 2, 1998    February 2, 1998   March 1, 1999   June 30, 1998
      Technology                       March 1, 2000      March 1, 2000     March 1, 2000   March 1, 2000

The following is each Fund's investment objective:

  Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

  International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

  Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

================================================================================

   Technology seeks long-term capital appreciation.

Aeltus Investment Management, Inc. (Aeltus) and Aeltus Capital, Inc. (ACI) are indirect wholly owned subsidiaries of ING Groep N.V. (ING). On December 13, 2000, Aetna Inc. (Aetna), the indirect parent company of Aeltus, the investment adviser to the Funds, and ACI, each Fund's principal underwriter, sold certain of its financial services and international businesses, including Aeltus and ACI, to ING. ING is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

2. Summary Of Significant Accounting Policies

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. Valuation Of Investments

Exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges. Over-the-counter securities are stated at the last sale price, or if there has been no sale that day, at the mean of the bid and asked prices. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments maturing in sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. Futures And Forward Foreign Currency Exchange Contracts

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument, including an index of stocks, at a set price on a future date. The Funds may invest in financial futures contracts as a hedge against their existing securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

Capital Appreciation Funds
Notes to Financial Statements (Continued)
April 30, 2001 (Unaudited)
================================================================================

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. Illiquid And Restricted Securities

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D. Delayed Delivery Transactions

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

E. Federal Income Taxes

Each Fund has met the requirements to be taxed as a regulated investment company for the fiscal year ended October 31, 2000 and intends to meet the requirements for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code
(Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

================================================================================

F. Distributions

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts, certain investments in foreign equity securities and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

G. Line Of Credit

Certain series of the Company (including the Funds), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unused amount of the credit facility. Each of the Funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of April 30, 2001.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

3. Investment Advisory, Shareholder Services And Distribution Fees

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' annual investment advisory fee ranges and the effective annual rates before waivers as of April 30, 2001:

                                               Fee        Effective
                                              Range          Rate
                                              -----       ---------
                    Growth                 0.70%-0.550%     0.69%
                    International          0.85%-0.700%     0.85%
                    Small Company          0.85%-0.725%     0.85%
                    Value Opportunity      0.70%-0.550%     0.70%
                    Technology             1.05%-1.000%     1.05%

Aeltus entered into a subadvisory agreement with EAM, effective March 1, 2000. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. The subadvisory agreement provides that Aeltus will pay EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets. For the period November 1, 2000 through April 30, 2001, Aeltus paid EAM $28,525.

Capital Appreciation Funds
Notes to Financial Statements (Continued)
April 30, 2001 (Unaudited)
================================================================================

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the period November 1, 2000 through April 30, 2001, Aeltus paid ALIAC $836,873.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund and 0.75% of the average daily net assets of Class B and Class C shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and service fees incurred in connection with Class B and Class C shares.

4. Reimbursement And Waiver From Investment Adviser

Aeltus is contractually obligated through December 31, 2001 to reimburse each Fund (except Growth) for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's total return. Actual expenses for the period ended April 30, 2001 were at or below contractual limits. Actual expense ratios are included in the Financial Highlights.

5. Purchases And Sales Of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 2001 were:

                                    Cost of Purchases   Proceeds from Sales
                                    -----------------   -------------------
               Growth                 $263,424,405         $265,545,313
               International           135,729,329          132,290,923
               Small Company           281,373,728          268,928,629
               Value Opportunity        10,526,767            8,990,855
               Technology               14,267,276           12,640,306

================================================================================

6. Forward Foreign Currency Exchange Contracts

As of April 30, 2001 the International Fund had the following open foreign currency exchange contracts that obligate the fund to deliver currencies at specified future dates. International had net unrealized gains of $10,098 on these contracts, which are included in the accompanying financial statements. The terms of the open contracts are as follows:

                Exchange                         Contracts        In Exchange    Contracts    Unrealized
                  Date      Type   Currency  To Receive/deliver       For         At Value    Gain (Loss)
                --------    ----   --------  ------------------   -----------    ---------    -----------
                6/21/01     Sell     JPY         196,295,140       $1,630,257    $1,599,207   $  31,050
                6/29/01     Sell     JPY         106,619,358          859,938       869,389      (9,451)
                6/29/01     Sell     JPY         189,166,928        1,570,436     1,558,084      12,352
                6/29/01     Sell     JPY         139,440,642        1,124,657     1,148,510     (23,853)
                                                                                                -------
                                                                                              $  10,098
                                                                                                =======

7. Capital Loss Carryforwards

As of April 30, 2001, Technology incurred a capital loss carryforward of $2,348,024. This capital loss carryforward may be used to offset future capital gains until October 31, 2008, at which time the carryforward will expire. It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

8. Authorized Capital Shares

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, all of the Funds, except International, have been allocated 100 million shares each of Class I, Class A, Class B and Class C; International has been allocated 200 million shares each of Class I, Class A, Class B and Class C. As of April 30, 2001, the following shares of the Funds were owned by ALIAC and its affiliates:

                                         Class I    Class A    Class C
                                         -------    -------    -------
                    Growth              1,882,504   34,005       --
                    International         274,390   35,852       --
                    Small Company       3,670,016   53,775       --
                    Value Opportunity       --      14,192      8,891

9. New Accounting Pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, (the Guide), which is effective for fiscal years beginning after December 15, 2000. The Guide requires changes for investment company financial statements. These changes are expected to have no material impact on the Funds' net asset values.

Capital Appreciation Funds
Financial Highlights
Growth
================================================================================

Selected data for a fund share outstanding throughout each period:

                                                Six Month
                                               Period Ended    Year Ended    Year Ended    Year Ended    Year Ended     Year Ended
                                              April 30, 2001   October 31,   October 31,   October 31,   October 31,    October 31,
                CLASS I                        (Unaudited)        2000          1999          1998          1997           1996
------------------------------------------   --------------   -----------   -----------   -----------   -----------   -------------
Net asset value, beginning of period .....    $  22.98         $  22.54      $  16.62       $  17.02      $ 14.36        $ 13.75
                                              --------         --------      --------       --------      -------        -------
Income from investment operations:
 Net investment income ...................       (0.03)           (0.04)        (0.01)+         0.01+        0.01+          0.03+
 Net realized and change in unrealized
 gain or loss on investments .............       (5.46)            3.56          6.13           2.09         3.88           2.39
                                              --------         --------      --------       --------      -------        -------
   Total income from investment
    operations............................       (5.49)            3.52          6.12           2.10         3.89           2.42
                                              --------         --------      --------       --------      -------        -------
Less distributions:
 From net investment income ..............          --               --            --             --        (0.03)         (0.05)
 From net realized gains on investments...       (2.60)           (3.08)        (0.20)         (2.50)       (1.20)         (1.76)
                                              --------         --------      --------       --------      -------        -------
   Total distributions ...................       (2.60)           (3.08)        (0.20)         (2.50)       (1.23)         (1.81)
                                              --------         --------      --------       --------      -------        -------
Net asset value, end of period ...........    $  14.89         $  22.98      $  22.54       $  16.62      $ 17.02        $ 14.36
                                              ========         ========      ========       ========      =======        =======

Total return .............................      (25.91)%          16.65%        37.09%         14.78%       28.95%         19.82%
Net assets, end of period (000's) ........    $184,674         $254,209      $206,238       $128,667      $82,186        $45,473
Ratio of net investment expenses to
 average net assets ......................        0.89%(1)         0.87%         0.94%          1.00%        1.17%          1.28%
Ratio of net investment income to
 average net assets ......................       (0.25)%(1)       (0.09)%       (0.04)%         0.07%        0.08%          0.20%
Portfolio turnover rate ..................       90.07%          182.66%       142.28%        170.46%      141.07%        144.19%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



48 See Notes to Financial Statements.

Growth
================================================================================
Selected data for a fund share outstanding throughout each period:

                                             Six Month
                                            Period Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                           April 30, 2001  October 31,  October 31,  October 31,  October 31,   October 31,
                 CLASS A                    (Unaudited)       2000         1999         1998         1997          1996
-----------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period ...... $ 22.50        $  22.15      $ 16.37      $ 16.76      $ 14.17       $ 13.63
                                            -------        --------      -------      -------      -------       -------
Income from investment operations:
 Net investment income ....................   (0.03)          (0.03)       (0.06)+      (0.04)+      (0.11)+       (0.08)+
 Net realized and change in unrealized
  gain or loss on investments .............   (5.36)           3.42         6.04         2.05         3.84          2.38
                                            -------        --------      -------      -------      -------       -------
   Total income from investment
    operations.............................   (5.39)           3.39         5.98         2.01         3.73          2.30
                                            -------        --------      -------      -------      -------       -------
Less distributions:
 From net realized gains on investments....   (2.56)          (3.04)       (0.20)       (2.40)       (1.14)        (1.76)
                                            -------        --------      -------      -------      -------       -------
   Total distributions ....................   (2.56)          (3.04)       (0.20)       (2.40)       (1.14)        (1.76)
                                            -------        --------      -------      -------      -------       -------
Net asset value, end of period ............ $ 14.55        $  22.50      $ 22.15      $ 16.37      $ 16.76       $ 14.17
                                            =======        ========      =======      =======      =======       =======

Total return ..............................  (26.02)%         16.34%       36.78%       14.34%       28.05%        18.97%
Net assets, end of period (000's) ......... $89,650        $122,415      $57,329      $12,877      $ 8,647       $ 4,615
Ratio of net investment expenses to
 average net assets........................    1.14%(1)        1.12%        1.19%        1.32%        1.92%         2.03%
Ratio of net investment income to average
 net assets ...............................   (0.50)%(1)      (0.34)%      (0.29)%      (0.25)%      (0.67)%       (0.59)%
Portfolio turnover rate ...................   90.07%         182.66%      142.28%      170.46%      141.07%       144.19%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                           See Notes to Financial Statements. 49

Capital Appreciation Funds
Financial Highlights (continued)
Growth
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                         Period From
                                                         Six Month                      March 1, 1999
                                                        Period Ended   Year Ended     (Date Of Initial
                                                       April 30, 2001  October 31,    Public Offering)
                    CLASS B                             (Unaudited)       2000       to October 31, 1999
------------------------------------------------       -------------   -----------   -------------------
Net asset value, beginning of period............           $ 22.71       $ 22.40            $ 19.84
                                                           -------       -------            -------
Income from investment operations:
 Net investment income..........................             (0.03)        (0.03)             (0.15)+
 Net realized and change in unrealized
  gain or loss on investments...................             (5.49)         3.30               2.71
                                                           -------       -------            -------
   Total income from investment operations......             (5.52)         3.27               2.56
                                                           -------       -------            -------
Less distributions:
 From net realized gains on investments.........             (2.43)        (2.96)                --
                                                           -------       -------            -------
   Total distributions..........................             (2.43)        (2.96)                --
                                                           -------       -------            -------
Net asset value, end of period..................           $ 14.76       $ 22.71            $ 22.40
                                                           =======       =======            =======

Total return....................................            (26.28)%       15.46%             12.90%
Net assets, end of period (000's)...............           $ 4,246       $ 5,710            $ 1,920
Ratio of net investment expenses to
 average net assets.............................              1.89%(1)      1.87%              1.94%(1)
Ratio of net investment income to average
 net assets.....................................             (1.24)%(1)    (1.09)%            (1.04)%(1)
Portfolio turnover rate.........................             90.07%       182.66%            142.28%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



50 See Notes to Financial Statements.

Growth
===============================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                              Period From
                                                           Six Month                                         June 30, 1998
                                                          Period Ended     Year Ended     Year Ended       (Date of Initial
                                                         April 30, 2001    October 31,    October 31,      Public Offering)
                     CLASS C                              (Unaudited)         2000           1999         to October 31, 1998
-----------------------------------------------------    --------------    -----------    -----------     -------------------
Net asset value, beginning of period.................       $   22.55          $ 22.25        $ 16.56            $ 17.86
                                                            ---------          -------        -------            -------
Income from investment operations:
 Net investment income...............................           (0.03)           (0.03)         (0.22)+            (0.05)+
 Net realized and change in unrealized
 gain or loss on investments.........................           (5.45)            3.27           6.11              (1.25)
                                                            ---------          -------        -------            -------
   Total income from investment operations...........           (5.48)            3.24           5.89              (1.30)
                                                            ---------          -------        -------            -------
Less distributions:
 From net realized gains on investments..............           (2.44)           (2.94)         (0.20)                --
                                                            ---------          -------        -------            -------
   Total distributions...............................           (2.44)           (2.94)         (0.20)                --
                                                            ---------          -------        -------            -------
Net asset value, end of period.......................       $   14.63          $ 22.55        $ 22.25            $ 16.56
                                                            =========          =======        =======            =======

Total return.........................................          (26.27)%          15.47%         35.80%             (7.28)%
Net assets, end of period (000's)....................       $   3,131          $ 3,857        $ 1,446            $   356
Ratio of net investment expenses
 to average net assets...............................            1.89%(1)         1.87%          1.94%              1.99%(1)
Ratio of net investment income to
 average net assets..................................           (1.24)%(1)       (1.09)%        (1.04)%            (0.92)%(1)
Portfolio turnover rate..............................           90.07%          182.66%        142.28%            170.46%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                           See Notes to Financial Statements. 51

Capital Appreciation Funds
Financial Highlights (continued)
International
================================================================================



Selected data for a fund share outstanding throughout each period:


                                                  Six Month
                                                 Period Ended    Year Ended    Year Ended   Year Ended    Year Ended     Year Ended
                                                April 30, 2001   October 31,   October 31,  October 31,   October 31,    October 31,
                 CLASS I                         (Unaudited)        2000          1999         1998          1997           1996
------------------------------------------      --------------   -----------   -----------  -----------   -----------   ------------

Net asset value, beginning of period..........  $   13.57         $ 13.78       $ 11.87      $ 13.65       $ 11.79        $ 10.62
                                                ---------         -------       -------      -------       -------        -------
Income from investment operations:
 Net investment income........................      (0.03)          (0.09)         0.01+        0.02+         0.02+          0.03+
 Net realized and change in unrealized
  gain or loss on investments.................      (2.00)           1.47          3.09         1.06          2.89           1.59
                                                ---------         -------       -------      -------       -------        -------
     Total income from investment operations..      (2.03)           1.38          3.10         1.08          2.91           1.62
                                                ---------         -------       -------      -------       -------        -------
Less distributions:
 From net investment income...................         --              --         (0.59)       (0.40)        (0.16)         (0.19)
 From net realized gains on investments.......      (2.07)          (1.59)        (0.60)       (2.46)        (0.89)         (0.26)
                                                ---------         -------       -------      -------       -------        -------
     Total distributions......................      (2.07)          (1.59)        (1.19)       (2.86)        (1.05)         (0.45)
                                                ---------         -------       -------      -------       -------        -------
Net asset value, end of period................  $    9.47         $ 13.57       $ 13.78      $ 11.87       $ 13.65        $ 11.79
                                                =========         =======       =======      =======       =======        =======

Total return..................................     (16.60)%          9.16%        28.10%       10.22%        26.02%         15.61%
Net assets, end of period (000's).............  $  38,290         $46,655       $42,605      $34,556       $56,369        $45,786
Ratio of net investment expenses to
 average net assets...........................       1.34%(1)        1.24%         1.35%        1.48%         1.72%          2.17%
Ratio of net investment income to average
 net assets...................................      (0.24)%(1)      (0.30)%        0.09%        0.15%         0.18%          0.40%
Ratio of expenses before reimbursement and
 waiver to average net assets.................         --            1.24%         1.53%        1.67%           --             --
Portfolio turnover rate.......................     111.22%         181.87%       175.71%      152.73%       194.41%        135.92%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.


52 See Notes to Financial Statements.

International
================================================================================
Selected data for a fund share outstanding throughout each period:

                                              Six Month
                                             Period Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                            April 30, 2001  October 31,  October 31,  October 31,  October 31,   October 31,
                 CLASS A                     (Unaudited)       2000         1999         1998         1997          1996
------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period ....... $ 13.50         $ 13.74      $ 11.83      $ 13.57      $ 11.77       $ 10.59
                                             -------         -------      -------      -------      -------       -------
Income from investment operations:
 Net investment income .....................   (0.02)          (0.06)       (0.02)+      (0.02)+      (0.07)+       (0.05)+
 Net realized and change in unrealized
 gain or loss on investments ...............   (2.03)           1.39         3.08         1.05         2.88          1.57
                                             -------         -------      -------      -------      -------       -------
   Total income from investment operations..   (2.05)           1.33         3.06         1.03         2.81          1.52
                                             -------         -------      -------      -------      -------       -------
Less distributions:
 From net investment income ................      --              --        (0.55)       (0.31)       (0.12)        (0.08)
 From net realized gains on investments ....   (2.04)          (1.57)       (0.60)       (2.46)       (0.89)        (0.26)
                                             -------         -------      -------      -------      -------       -------
   Total distributions .....................   (2.04)          (1.57)       (1.15)       (2.77)       (1.01)        (0.34)
                                             -------         -------      -------      -------      -------       -------
Net asset value, end of period ............. $  9.41         $ 13.50      $ 13.74      $ 11.83      $ 13.57       $ 11.77
                                             =======         =======      =======      =======      =======       =======

Total return ...............................  (16.76)%          8.80%       27.76%        9.76%       25.07%        14.67%
Net assets, end of period (000's) .......... $73,597         $83,245      $35,098      $15,078      $19,063       $22,893
Ratio of net investment expenses to
 average net assets ........................    1.59%(1)        1.49%        1.60%        1.82%        2.47%         2.94%
Ratio of net investment income to average
 net assets ................................   (0.49)%(1)      (0.55)%      (0.16)%      (0.19)%      (0.57)%       (0.42)%
Ratio of expenses before reimbursement and
 waiver to average net assets ..............      --            1.49%        1.78%        2.01%          --            --
Portfolio turnover rate ....................  111.22%         181.87%      175.71%      152.73%      194.41%       135.92%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                           See Notes to Financial Statements. 53

Capital Appreciation Funds
Financial Highlights (continued)
International
===============================================================================
Selected data for a fund share outstanding throughout each period:


                                                               Period From
                               Six Month                      March 1, 1999
                              Period Ended   Year Ended     (Date of Initial
                             April 30, 2001  October 31,    Public Offering)
          CLASS B             (Unaudited)       2000       to October 31, 1999
---------------------------  --------------  -----------   -------------------

Net asset value, beginning
 of period ....................  $ 13.42         $ 13.69         $ 11.70
                                 -------         -------         -------
Income from investment
operations:
 Net investment income ........    (0.02)          (0.05)          (0.08)+
 Net realized and change in
 unrealized gain or loss on
 investments...................    (2.05)           1.29            2.07
                                 -------         -------         -------
   Total income from
    investment operations .....    (2.07)           1.24            1.99
                                 -------         -------         -------
Less distributions:
 From net realized gains on
 investments...................    (1.97)          (1.51)             --
                                 -------         -------         -------
   Total distributions ........    (1.97)          (1.51)             --
                                 -------         -------         -------
Net asset value, end of
 period........................  $  9.38         $ 13.42         $ 13.69
                                 =======         =======         =======

Total return ..................   (16.98)%          8.15%          17.01%
Net assets, end of period
 (000's).......................  $ 1,332         $ 1,617         $   225
Ratio of net investment
 expenses to average net
 assets........................     2.34%(1)        2.24%           2.35%(1)
Ratio of net investment
 income to average net
 assets........................    (1.25)%(1)      (1.30)%         (0.91)%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ........       --            2.24%           2.53%(1)
Portfolio turnover rate .......   111.22%         181.87%         175.71%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



54 See Notes to Financial Statements.

International
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                Period From
                                                              Six Month                                         June 30, 1998
                                                             Period Ended        Year Ended     Year Ended     (Date Of Initial
                                                            April 30, 2001       October 31,    October 31,     Public Offering)
                       CLASS C                               (Unaudited)            2000           1999        to October 31, 1998
--------------------------------------------------------    --------------       ---------      -----------    -------------------
Net asset value, beginning of period....................    $        13.39       $   13.68      $     11.85         $     13.29
                                                            --------------       ---------      -----------         -----------
Income from investment operations:
 Net investment income..................................             (0.03)          (0.05)           (0.12)+             (0.03)+
 Net realized and change in unrealized gain or loss on
  investments...........................................             (2.03)           1.27             3.10               (1.41)
                                                            --------------       ---------      -----------         -----------
   Total income from investment operations..............             (2.06)           1.22             2.98               (1.44)
                                                            --------------       ---------      -----------         -----------
Less distributions:
 From net investment income.............................                --              --            (0.55)                 --
 From net realized gains on investments.................             (1.97)          (1.51)           (0.60)                 --
                                                            --------------       ---------      -----------         -----------
   Total distributions..................................             (1.97)          (1.51)           (1.15)                 --
                                                            --------------       ---------      -----------         -----------
Net asset value, end of period..........................    $         9.36       $   13.39      $     13.68         $     11.85
                                                            ==============       =========      ===========         ===========

Total return............................................            (16.91)%          7.91%           27.01%             (10.84)%
Net assets, end of period (000's).......................    $        5,742       $   8,187      $     1,359         $       156
Ratio of net investment expenses to average net assets..              2.34%(1)        2.24%            2.35%               2.36%(1)
Ratio of net investment income to average net assets....             (1.25)%(1)      (1.30)%          (0.91)%             (0.73)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets.....................................                --            2.24%            2.53%               2.55%(1)
Portfolio turnover rate.................................            111.22%         181.87%          175.71%             152.73%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.





                                          See Notes to Financial Statements.  55

Capital Appreciation Funds
Financial Highlights (continued)
Small Company
================================================================================
Selected data for a fund share outstanding throughout each period:

                                              Six Month
                                             Period Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                            April 30, 2001  October 31,  October 31,  October 31,  October 31,   October 31,
                 Class I                     (Unaudited)       2000         1999         1998         1997          1996
------------------------------------------  --------------  -----------  -----------  -----------  -----------  -------------
Net asset value, beginning of period .....     $  15.26        $  12.46     $ 10.43      $ 15.55      $ 14.67       $ 13.52
                                               --------        --------     -------      -------      -------       -------
Income from investment operations:
 Net investment income ...................         0.06            0.06        0.05+        0.09+       (0.06)+       (0.08)+
 Net realized and change in unrealized
 gain or loss on investments .............        (0.72)           3.72        2.08        (0.90)        4.45          2.64
                                               --------        --------     -------      -------      -------       -------
   Total income from investment operations        (0.66)           3.78        2.13        (0.81)        4.39          2.56
                                               --------        --------     -------      -------      -------       -------
Less distributions:
 From net investment income ..............        (0.08)          (0.04)      (0.04)          --           --            --
 From net realized gains on investments ..        (0.74)          (0.94)      (0.06)       (4.31)       (3.51)        (1.41)
                                               --------        --------     -------      -------      -------       -------
   Total distributions ...................        (0.82)          (0.98)      (0.10)       (4.31)       (3.51)        (1.41)
                                               --------        --------     -------      -------      -------       -------
Net asset value, end of period ...........     $  13.78        $  15.26     $ 12.46      $ 10.43      $ 15.55       $ 14.67
                                               ========        ========     =======      =======      =======       =======

Total return .............................        (4.16)%         31.79%      20.54%       (7.47)%      37.80%        19.78%
Net assets, end of period (000's) ........     $186,418        $188,306     $51,423      $29,543      $22,661       $32,125
Ratio of net investment expenses to
 average net assets ......................         1.09%(1)        1.10%       1.23%        1.32%        1.58%         1.44%
Ratio of net investment income to average
 net assets ..............................         0.83%(1)        0.46%       0.43%        0.46%       (0.42)%       (0.53)%
Ratio of expenses before reimbursement and
 waiver to average net assets ............           --              --        1.25%        1.43%          --            --
Portfolio turnover rate ..................       133.49%         333.36%     231.94%      211.87%      150.43%       163.21%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

56  See Notes to Financial Statements.

Small Company
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                    Six Month
                                                   Period Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                  April 30, 2001  October 31,  October 31,  October 31,  October 31,   October 31,
                   CLASS A                         (Unaudited)       2000         1999         1998         1997          1996
----------------------------------------------    --------------  -----------  -----------  -----------  -----------  -------------

Net asset value, beginning of period..........      $ 14.80         $ 12.11      $ 10.15      $ 15.20      $ 14.42       $ 13.39
                                                    -------         -------      -------      -------      -------       -------
Income from investment operations:
 Net investment income........................         0.04            0.02         0.02+        0.01+       (0.16)+       (0.18)+
 Net realized and change in unrealized
  gain or loss on investments.................        (0.70)           3.62         2.02        (0.84)        4.36          2.62
                                                    -------         -------      -------      -------      -------       -------
   Total income from investment operations....        (0.66)           3.64         2.04        (0.83)        4.20          2.44
                                                    -------         -------      -------      -------      -------       -------
Less distributions:
 From net investment income...................        (0.05)          (0.01)       (0.02)          --           --            --
 From net realized gains on investments.......        (0.74)          (0.94)       (0.06)       (4.22)       (3.42)        (1.41)
                                                    -------         -------      -------      -------      -------       -------
   Total distributions........................        (0.79)          (0.95)       (0.08)       (4.22)       (3.42)        (1.41)
                                                    -------         -------      -------      -------      -------       -------
Net asset value, end of period................      $ 13.35         $ 14.80      $ 12.11      $ 10.15      $ 15.20       $ 14.42
                                                    =======         =======      =======      =======      =======       =======

Total return..................................        (4.28)%         31.55%       20.16%       (7.77)%      36.73%        19.02%
Net assets, end of period (000's).............      $62,860         $61,682      $16,269      $ 9,089      $ 7,077       $ 3,884
Ratio of net investment expenses to
  average net assets..........................         1.34%(1)        1.35%        1.48%        1.63%        2.33%         2.20%
Ratio of net investment income to average
  net assets..................................         0.58%(1)        0.21%        0.18%        0.15%       (1.17)%       (1.26)%
Ratio of expenses before reimbursement and
  waiver to average net assets................           --              --         1.50%        1.74%          --            --
Portfolio turnover rate.......................       133.49%         333.36%      231.94%      211.87%      150.43%       163.21%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                          See Notes to Financial Statements.  57

Capital Appreciation Funds
Financial Highlights (continued)
Small Company

================================================================================

Selected data for a fund share outstanding throughout each period:

                                                                                                                    Period From
                                                                                    Six Month                      March 1, 1999
                                                                                   Period Ended   Year Ended     (Date of Initial
                                                                                  April 30, 2001  October 31,    Public Offering)
                                 CLASS B                                           (Unaudited)       2000       to October 31, 1999
--------------------------------------------------------------------------------  --------------  -----------   -------------------

Net asset value, beginning of period...........................................    $ 15.12         $ 12.37         $ 10.69
                                                                                   -------         -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income.........................................................         --            0.01           (0.05)+
 Net realized and change in unrealized gain or loss on investments.............      (0.72)           3.61            1.73
                                                                                   -------         -------         -------
   Total income from investment operations.....................................      (0.72)           3.62            1.68
                                                                                   -------         -------         -------
LESS DISTRIBUTIONS:
 From net realized gains on investments........................................      (0.72)          (0.87)             --
                                                                                   -------         -------         -------
   Total distributions.........................................................      (0.72)          (0.87)             --
                                                                                   -------         -------         -------
Net asset value, end of period.................................................    $ 13.68         $ 15.12         $ 12.37
                                                                                   =======         =======         =======

Total return...................................................................      (4.63)%         30.51%          15.72%
Net assets, end of period (000's)..............................................    $ 1,206         $ 1,246         $   129
Ratio of net investment expenses to average net assets.........................       2.09%(1)        2.10%           2.23%(1)
Ratio of net investment income to average net assets...........................      (0.17)%(1)      (0.54)%         (0.57)%(1)
Ratio of expenses before reimbursement and waiver to average net assets........         --              --            2.25%(1)
Portfolio turnover rate........................................................     133.49%         333.36%         231.94%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.


58 See Notes to Financial Statements.

SMALL COMPANY
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                       PERIOD FROM
                          SIX MONTH                                   JUNE 30, 1998
                         PERIOD ENDED   YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                        APRIL 30, 2001  OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
       CLASS C           (UNAUDITED)       2000         1999       TO OCTOBER 31, 1998
----------------------  --------------  -----------  -----------   -------------------

Net asset value,
 beginning of period .   $ 15.04         $ 12.32      $ 10.39         $ 12.11
                         -------         -------      -------         -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income     (0.02)           0.02        (0.07)+         (0.02)+
 Net realized and
 change in unrealized
 gain or loss
 on investments ......     (0.70)           3.59         2.07           (1.70)
                         -------         -------      -------         -------
   Total income from
    investment
    operations........     (0.72)           3.61         2.00           (1.72)
                         -------         -------      -------         -------
LESS DISTRIBUTIONS:
 From net investment
 income...............        --              --        (0.01)             --
 From net realized
 gains on investments      (0.69)          (0.89)       (0.06)             --
                         -------         -------      -------         -------
   Total distributions     (0.69)          (0.89)       (0.07)             --
                         -------         -------      -------         -------
Net asset value, end
 of period ...........   $ 13.63         $ 15.04      $ 12.32         $ 10.39
                         =======         =======      =======         =======

Total return .........     (4.63)%         30.54%       19.33%         (14.21)%
Net assets, end of
 period (000's) ......   $ 6,323         $ 6,736      $ 1,893         $ 1,118
Ratio of net
 investment expenses
 to average net assets      2.09%(1)        2.10%        2.23%           2.30%(1)
Ratio of net
 investment income to
 average net assets ..     (0.17)%(1)      (0.54)%      (0.57)%         (0.52)%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........        --              --         2.25%           2.41%(1)
Portfolio turnover
 rate.................    133.49%         333.36%      231.94%         211.87%



+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                        See Notes to Financial Statements.    59

 Capital Appreciation Funds
Financial Highlights (continued)
Value Opportunity
================================================================================

Selected data for a fund share outstanding throughout each period:


                                                                                                            Period From
                                                               Six Month                                 February 2, 1998
                                                              Period Ended   Year Ended   Year Ended     (Commencement Of
                                                             April 30, 2001  October 31,  October 31,       Operations)
                         CLASS I                              (Unaudited)       2000         1999       To October 31, 1998
----------------------------------------------------------   --------------  -----------  -----------   -------------------
Net asset value, beginning of period .....................       $ 14.55       $ 13.24      $  9.99           $ 10.00
                                                                 -------       -------      -------           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income....................................          0.01         (0.01)        0.03+             0.03+
 Net realized and change in unrealized gain or loss
 on investments ..........................................         (0.34)         2.21         3.25             (0.04)
                                                                 -------       -------      -------           -------
     Total income from investment operations..............         (0.33)         2.20         3.28             (0.01)
                                                                 -------       -------      -------           -------
Less distributions:
 From net investment income...............................         (0.02)        (0.04)       (0.03)               --
 From net realized gains on investments...................         (2.04)        (0.85)          --                --
                                                                 -------       -------      -------           -------
     Total distributions..................................         (2.06)        (0.89)       (0.03)               --
                                                                 -------       -------      -------           -------
Net asset value, end of period ...........................       $ 12.16       $ 14.55      $ 13.24           $  9.99
                                                                 =======       =======      =======           =======

Total return .............................................         (1.84)%       17.52%       32.88%            (0.10)%
Net assets, end of period (000's) ........................       $ 1,112       $ 3,550      $ 5,455           $ 4,625
Ratio of net investment expenses to average net assets....          1.10%(1)      1.10%        1.10%             1.10%(1)
Ratio of net investment income to average net assets .....          0.24%(1)      0.08%        0.23%             0.37%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets ......................................          1.62%(1)      1.62%        2.52%             3.41%(1)
Portfolio turnover rate...................................         79.83%       161.57%      124.83%           132.45%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



60 See Notes to Financial Statements.

VALUE OPPORTUNITY
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                                  Period from
                          Six Month                                             February 2, 1998
                         Period Ended       Year Ended       Year Ended         (Commencement of
                        April 30, 2001      October 31,      October 31,           Operations)
       Class A           (Unaudited)           2000             1999           To October 31, 1998
----------------------  --------------      -----------      -----------       -------------------
Net asset value,
 beginning of period.... $ 14.50             $ 13.20          $  9.97              $ 10.00
                         -------             -------          -------              -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income        --               (0.02)             --+                 0.01+
 Net realized and
 change in unrealized
 gain or loss
 on investments ........   (0.34)               2.18             3.25                (0.04)
                         -------             -------          -------              -------
   Total income from
    investment
    operations..........   (0.34)               2.16             3.25                (0.03)
                         -------             -------          -------              -------
LESS DISTRIBUTIONS:
 From net investment
 income.................      --               (0.01)           (0.02)                  --
 From net realized
 gains on investments...   (2.03)              (0.85)              --                   --
                         -------             -------          -------              -------
  Total distributions...   (2.03)              (0.86)           (0.02)                  --
                         -------             -------          -------              -------
Net asset value, end
 of period ............. $ 12.13             $ 14.50          $ 13.20              $  9.97
                         =======             =======          =======              =======

Total return ...........   (1.89)%             17.24%           32.57%               (0.30)%
Net assets, end of
 period (000's) ........ $10,512             $ 7,074          $ 1,139              $   464
Ratio of net                1.35%(1)
 investment expenses
 to average net assets..                        1.35%            1.35%                1.35%(1)
Ratio of net
 investment income to
 average net assets ....   (0.01)%(1)          (0.17)%          (0.02)%               0.12%(1)
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ............    1.87%(1)            1.87%            2.77%                3.66%(1)
Portfolio turnover
 rate...................   79.83%             161.57%          124.83%              132.45%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



                                           See Notes to Financial Statements. 61

Capital Appreciation Funds
Financial Highlights (continued)
Value Opportunity

--------------------------------------------------------------------------------

Selected data for a fund share outstanding throughout each period:

                                                               Period From
                               Six Month                      March 1, 1999
                              Period Ended   Year Ended     (Date of Initial
                             April 30, 2001  October 31,    Public Offering)
          CLASS B             (Unaudited)       2000       to October 31, 1999
---------------------------  --------------  -----------   -------------------
Net asset value, beginning
 of period ..................    $  14.38      $ 13.14            $ 11.28
                                 --------      -------            -------
Income from Investment
Operations:
 Net investment income ......          --        (0.04)             (0.06)+
 Net realized and change in
 unrealized gain or loss on
 investments.................       (0.38)        2.08               1.92
                                 --------      -------            -------
   Total income from
    investment operations ...       (0.38)        2.04               1.86
                                 --------      -------            -------
Less distributions:
 From net investment income..          --        (0.80)                --
 From net realized gains on
 investments.................       (1.92)          --                 --
                                 --------      -------            -------
   Total distributions ......       (1.92)       (0.80)                --
                                 --------      -------            -------
Net asset value, end of
 period......................    $  12.08      $ 14.38            $ 13.14
                                 ========      =======            =======

Total return ................       (2.28)%      16.31%             16.49%
Net assets, end of period
 (000's).....................    $    290      $   149            $   188
Ratio of net investment
 expenses to average net
 assets......................        2.10%(1)     2.10%              2.10%(1)
Ratio of net investment
 income to average net
 assets......................       (0.75)%(1)   (0.92)%            (0.77)%(1)
Ratio of net expense before
 reimbursement and waiver
 to average net assets ......        2.62%(1)     2.62%              3.52%(1)
Portfolio turnover rate .....       79.83%      161.57%            124.83%


+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.



62   See Notes to Financial Statements.

Value Opportunity
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                                    Period From
                                                                Six Month                                          June 30, 1998
                                                               Period Ended      Year Ended     Year Ended        (Date of Initial
                                                              April 30, 2001     October 31,    October 31,       Public Offering)
                  CLASS C                                      (Unaudited)          2000           1999         to October 31, 1998
----------------------------------------------------------    --------------     -----------    -----------     -------------------
Net asset value, beginning of period......................        $14.34           $ 13.09         $  9.95              $ 11.04
                                                                  ------           -------         -------              -------
Income from investment operations:
 Net investment income....................................            --             (0.03)          (0.09)+              (0.02)+
 Net realized and change in unrealized
 gain or loss on investments..............................         (0.38)             2.08            3.23                (1.07)
                                                                  ------           -------         -------              -------
   Total income from investment operations................         (0.38)             2.05            3.14                (1.09)
                                                                  ------           -------         -------              -------
Less distributions:
 From net investment income...............................            --             (0.80)             --                   --
 From net realized gains on investments...................         (1.94)               --              --                   --
                                                                  ------           -------         -------              -------
   Total distributions....................................         (1.94)            (0.80)             --                   --
                                                                  ------           -------         -------              -------
Net asset value, end of period............................        $12.02           $ 14.34         $ 13.09              $  9.95
                                                                  ======           =======         =======              =======

Total return..............................................         (2.32)%           16.39%          31.56%               (9.88)%
Net assets, end of period (000's).........................        $  419           $   464         $   315              $    95
Ratio of net investment expenses to average net assets....          2.10%(1)          2.10%           2.10%                2.10%(1)
Ratio of net investment income to average net assets......         (0.75)%(1)        (0.92)%         (0.77)%              (0.63)%(1)
Ratio of expenses before reimbursement and waiver to
 average net assets.......................................          2.62%(1)          2.62%           3.52%                4.41%(1)
Portfolio turnover rate...................................         79.83%           161.57%         124.83%              132.45%

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

(1) Annualized.

                                          See Notes to Financial Statements.  63

Capital Appreciation Funds
Financial Highlights (continued)
Technology
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                                                             Period From
                                                                                           Six Month         March 1, 2000
                                                                                          Period Ended     (Commencement of
                                                                                          April 30, 2001      Operations)
                                       Class I                                             (Unaudited)    to October 31, 2000
----------------------------------------------------------------------------------------  -------------   -------------------

Net asset value, beginning of period ...................................................     $  8.58           $ 10.00
                                                                                             -------           -------
Income from investment operations:
 Net investment income .................................................................       (0.04)            (0.14)
 Net realized and change in unrealized gain or loss on investments .....................       (3.01)            (1.28)
                                                                                             -------           -------
   Total income from investment operations .............................................       (3.05)            (1.42)
                                                                                             -------           -------
Net asset value, end of period .........................................................     $  5.53           $  8.58
                                                                                             =======           =======

Total return ...........................................................................      (35.55)%          (14.20)%
Net assets, end of period (000's) ......................................................     $ 1,134           $ 1,569
Ratio of net investment expenses to average net assets .................................        1.50%(1)          1.50%(1)
Ratio of net investment income to average net assets ...................................       (1.01)%(1)        (1.09)%(1)
Ratio of expenses before reimbursement and waiver to average net assets ................        2.54%(1)          2.48%(1)
Portfolio turnover rate ................................................................      131.32%           124.43%


(1) Annualized.



64   See Notes to Financial Statements.

Technology
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                                                                        Period From
                                                                                     Six Month         March 1, 2000
                                                                                    Period Ended      (Commencement Of
                                                                                   April 30, 2001       Operations)
                                     CLASS A                                        (Unaudited)     To October 31, 2000
--------------------------------------------------------------------------------   --------------   -------------------
Net asset value, beginning of period............................................      $  8.56             $ 10.00
                                                                                      -------             -------
Income from investment operations:
 Net investment income..........................................................        (0.03)              (0.06)
 Net realized and change in unrealized gain or loss on investments..............        (3.02)              (1.38)
                                                                                      -------             -------
   Total income from investment operations......................................        (3.05)              (1.44)
                                                                                      -------             -------
Net asset value, end of period..................................................      $  5.51             $  8.56
                                                                                      =======             =======

Total return....................................................................       (35.63)%            (14.40)%
Net assets, end of period (000's)...............................................      $ 7,814             $ 7,569
Ratio of net investment expenses to average net assets..........................         1.75%(1)            1.75%(1)
Ratio of net investment income to average net assets............................        (1.26)%(1)          (1.34)%(1)
Ratio of expenses before reimbursement and waiver to average net assets.........         2.79%(1)            2.73%(1)
Portfolio turnover rate.........................................................       131.32%             124.43%


(1) Annualized.



                                           See Notes to Financial Statements. 65

Capital Appreciation Funds
Financial Highlights (continued)
Technology
================================================================================
Selected data for a fund share outstanding throughout each period:

                                                                Period From
                                             Six Month         March 1, 2000
                                            Period Ended      (Commencement of
                                           April 30, 2001       Operations)
                CLASS B                     (Unaudited)     to October 31, 2000
------------------------------------------ --------------   -------------------

Net asset value, beginning of period .....     $  8.52             $ 10.00
                                               -------             -------
Income from investment operations:
 Net investment income ...................       (0.04)              (0.08)
 Net realized and change in unrealized
  gain or loss on investments ............       (3.01)              (1.40)
                                               -------             -------
   Total income from investment
    operations............................       (3.05)              (1.48)
                                               -------             -------
Net asset value, end of period ...........     $  5.47             $  8.52
                                               =======             =======

Total return .............................      (35.80)%            (14.80)%
Net assets, end of period (000's) ........     $ 1,697             $ 2,329
Ratio of net investment expenses to
 average net assets ......................        2.50%(1)            2.50%(1)
Ratio of net investment income to
 average net assets ......................       (2.01)%(1)          (2.09)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets ........        3.54%(1)            3.48%(1)
Portfolio turnover rate ..................      131.32%             124.43%


(1) Annualized.


66 See Notes to Financial Statements.

Technology
================================================================================
Selected data for a fund share outstanding throughout each period:


                                                              Period From
                                            Six Month        March 1, 2000
                                           Period Ended     (Commencement of
                                          April 30, 2001      Operations)
                CLASS C                    (Unaudited)    to October 31, 2000
---------------------------------------   --------------  -------------------

Net asset value, beginning of period ....    $  8.52          $ 10.00
                                             -------          -------
Income from investment operations:
 Net investment income ..................      (0.07)           (0.07)
 Net realized and change in unrealized
   gain or loss on investments ..........      (2.98)           (1.41)
                                             -------          -------
   Total income from investment
    operations...........................      (3.05)           (1.48)
                                             -------          -------
Net asset value, end of period ..........    $  5.47          $  8.52
                                             =======          =======

Total return ............................     (35.80)%         (14.80)%
Net assets, end of period (000's) .......    $ 1,259          $ 3,307
Ratio of net investment expenses to
 average net assets .....................       2.50%(1)         2.50%(1)
Ratio of net investment income to
 average net assets .....................      (2.01)%(1)       (2.09)%(1)
Ratio of expenses before reimbursement
 and waiver to average net assets .......       3.54%(1)         3.48%(1)
Portfolio turnover rate .................     131.32%          124.43%


(1) Annualized.



                                           See Notes to Financial Statements. 67

                                            -----------------------------------
                                            Capital Appreciation
                                            Aetna Growth Fund
                                            Aetna International Fund
                                            Aetna Small Company Fund
                                            Aetna Value Opportunity Fund
                                            Aetna Technology Fund
                                            -----------------------------------
                                            Growth & Income
                                            Aetna Balanced Fund
                                            Aetna Growth and Income Fund

                                            -----------------------------------
                                            Income
                                            Aetna Bond Fund
                                            Aetna Government Fund
                                            Aetna Money Market Fund

                                            -----------------------------------
                                            Index Plus
                                            Aetna Index Plus Large Cap Fund
                                            Aetna Index Plus Mid Cap Fund
                                            Aetna Index Plus Small Cap Fund

                                            -----------------------------------
                                            Generation Funds
                                            Aetna Ascent Fund
                                            Aetna Crossroads Fund
                                            Aetna Legacy Fund

                                            -----------------------------------
                                            Principal Protection Funds
                                            Aetna Principal Protection Fund I
                                            Aetna Principal Protection Fund II
                                            Aetna Principal Protection Fund III
                                            Aetna Principal Protection Fund IV
                                            Aetna Index Plus Protection Fund
                                            -----------------------------------
                                            Brokerage Cash Reserves

                                            -----------------------------------


                                            [LOGO]
                                            Aeltus
                                            Aetna Mutual Funds are distributed
                                            by Aeltus Capital, Inc.

Aetna Mutual Funds
10 State House Square
Hartford, CT 06103-3602